EXHIBIT 99.2

Quarterly Investor Supplement

March 31, 2016

This report should be read in conjunction with Voya Financial, Inc.‘s Quarterly Report on Form 10-Q for the three months ended March 31, 2016. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Certain reclassifications have been made to prior period financial information to conform to current period classification.

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Table of Contents

Page Page

Consolidated Individual Life

Explanatory Note on Non-GAAP Financial Information 3—4 Sources of Operating Earnings 36

Organizational Chart 5 Operating Earnings 37

Key Metrics 6 Key Metrics 38

Adjusted Operating Return on Capital and Return on Equity 7 Employee Benefits

Adjusted Operating Earnings Before Interest, After Income Taxes 8 Sources of Operating Earnings 40

Operating Revenues and Operating Earnings by Segment 9 Operating Earnings 41

Adjusted Operating Earnings by Segment 10 Key Metrics 42

Consolidated Balance Sheets 11 Corporate

Consolidated Statements of Operations 12 Operating Earnings 44

Ongoing Business Sources of Operating Earnings 13 Closed Blocks

Consolidated Earnings Before Income Taxes 14 Closed Block Other Operating Earnings 46

Operating Earnings by Segment (QTD & YTD) 15 Closed Block Variable Annuity Income (Loss) Before Income Taxes 47

DAC/VOBA Segment Trends 16 Closed Block Variable Annuity Death and Living Benefits 48

Consolidated Capital Structure 17 Closed Block Variable Annuity Assets Under Management Rollforward 49

Consolidated Assets Under Management/Assets Under Administration 18 Investment Information

Retirement Portfolio Composition 51

Sources of Operating Earnings 20 Portfolio Results 52

Operating Earnings 21 Alternative Investment Income 53

Assets Under Management/Assets Under Administration 22 Unrealized Gains (Losses) 54

Assets Under Management Rollforward 23 Asset Backed Securities 55

Annuities RMBS Securities Summary 56

Sources of Operating Earnings 25 CMBS and Other Asset-Backed Securities Summary 57

Operating Earnings 26 Mortgage Loans on Real Estate 58

Assets Under Management 27 US and Foreign Corporate Securities 59

Assets Under Management Rollforward 28 Exposure to European Debt—Fixed Maturities and Equity Securities 60

Investment Management Additional Information

Sources of Operating Earnings 30 Adjustments to Operating Earnings by Segment 62

Operating Earnings 31 Calculation and Reconciliation of ROE and ROC 63

Key Metrics 32 Operating Revenues by Segment 64

Account Value Rollforward by Source 33 Ongoing Business Sources of Earnings Reconciliation 65—67

Account Value by Asset Type 34 Fixed Maturity Securities—Businesses Exited Through Reinsurance 68

Ratings 69

Voya Financial Page 3 of 69 Explanatory Note on Non-GAAP Financial Information

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. Operating earnings before income taxes is a non-GAAP financial measure and does not replace Net income (loss) as the U.S. GAAP measure of our results of operations. Each segment’s Operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:

Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”),value of business acquired (“VOBA”), sales inducements and unearned revenue. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

Net guaranteed benefit hedging gains (losses), which include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions);

Income (loss) attributable to noncontrolling interest;

Income (loss) related to early extinguishment of debt;

Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items:

DAC/VOBA and other intangibles unlocking;

The net gains included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement for assets held in a partnership owned by the Company, and losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”); and

Interest expense related to debt in our Corporate segment.

We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesses. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, refer to the “Calculation and Reconciliation of ROE and ROC” page in this document In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view.

Our Closed Block Variable Annuity (“CBVA”) segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, we exclude its results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.

Effective April 1, 2015, we disposed of, via reinsurance, retained group reinsurance policies. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from Operating earnings before income taxes and from Operating revenues, beginning in the second quarter of 2015, the revenues and expenses of this reinsured block of business are excluded from these metrics.

Effective October 1, 2015, we disposed of, via reinsurance, a block of in-force term life contracts. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from operating earnings before income taxes and from operating revenues, beginning in the fourth quarter of 2015, the revenues and expenses of these reinsured blocks of business are excluded from these metrics.

Voya Financial Page 4 of 69 Explanatory Note on Non-GAAP Financial Information

The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to income (loss) before income taxes, refer to the “Consolidated Earnings Before Income Taxes” page in this document. In addition, please refer to “Adjusted Operating Earnings by Segment” for reconciliation from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes.

Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items:

Net realized investment gains (losses) and related charges and adjustments, which include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These items are net of related amortization of unearned revenue;

Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which include changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in our nonperformance spread;

Revenues related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold related to these transactions);

Revenues attributable to noncontrolling interest; and

Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties, and the elimination of intercompany investment expenses included in operating revenues.

Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment and the relative portions attributable to businesses exited through reinsurance or divestment.

The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, please refer to the “Operating Revenues by Segment” page in this document.

We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees.

Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, please refer to the “Ongoing Business Sources of Earnings Reconciliation” pages in this document.

Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total. Certain reclassifications have been made to prior period financial information to conform to current period classification.

Voya Financial Page 5 of 69 Organizational Chart

Ongoing Business

Retirement and Investment Solutions

Insurance Solutions

Closed Blocks

Variable Annuity Other

Corporate

Retirement

Full service products

Record keeping services

Stable value investment options

Custodial mutual fund IRA products

Advisory programs

Brokerage accounts

Investment Management

Retirement, Retail, Institutional Funds

Fixed income

Equity

Mutual-asset strategies and solutions

Senior bank loans

Alternatives

Annuities

Fixed indexed annuities

Annuity and custodial products

Individual Life

Indexed universal life

Term life

Universal life

Variable universal life

Employee Benefits

Stop loss

Group life

Voluntary benefits

Group disability

Voya Financial Page 6 of 69

Key Metrics

Three Months Ended Year-to-Date

(in millions USD, unless otherwise noted) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Adjusted operating earnings before income taxes—Ongoing Business 239.4 340.6 303.1 318.8 319.3 239.4 319.3

Operating earnings before income taxes—Ongoing Business 239.0 368.5 210.0 311.8 324.0 239.0 324.0

Operating earnings before income taxes—Total Consolidated 169.8 288.4 137.0 262.5 289.6 169.8 289.6

Net income (loss) 192.3 (160.4) 116.2 367.1 215.7 192.3 215.7

Net income (loss) attributable to noncontrolling interest 0.7 (53.6) 75.9 81.9 26.1 0.7 26.1

Net income (loss) available to Voya Financial, Inc.‘s common shareholders 191.6 (106.8) 40.3 285.2 189.6 191.6 189.6

Total Voya Financial, Inc. Shareholders’ Equity—Excluding AOCI 11,985.1 12,010.9 12,240.4 12,746.6 12,613.2 11,985.1 12,613.2

Return on Equity:

Ongoing Business adjusted operating return on equity—TTM (1) (2) 11.4% 12.1% 12.3% 12.6% 12.6% 11.4% 12.6%

Debt to Capital (Excluding AOCI) 22.4% 22.4% 22.0% 21.3% 21.7% 22.4% 21.7%

Per Share:

Total Consolidated Operating earnings per share (Diluted) 0.55 0.91 0.42 0.78 0.82 0.55 0.82

Net income (loss) available to Voya Financial, Inc.‘s common shareholders per common share:

Basic 0.93 (0.50) 0.18 1.25 0.80 0.93 0.80

Diluted 0.92 (0.49) 0.18 1.24 0.79 0.92 0.79

Book value per share (Excluding AOCI) 58.75 57.44 56.85 56.33 55.08 58.75 55.08

Shares:

Weighted-average common shares outstanding

Basic 206.9 213.4 221.8 228.3 238.5 206.9 238.5

Diluted 209.1 216.0 223.6 229.8 240.7 209.1 240.7

Ending shares outstanding 204.0 209.1 215.3 226.3 229.0 204.0 229.0

Returned to Shareholders:

Repurchase of common shares(3) 220.3 250.1 481.3 128.0 630.9 220.3 630.9

Dividends to shareholders 2.0 2.1 2.2 2.3 2.4 2.0 2.4

Total cash returned to shareholders 222.3 252.2 483.5 130.3 633.3 222.3 633.3

(1) Trailing twelve months calculation.

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings described as “after tax”.

(3) Excludes commissions.

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Adjusted Operating Return on Capital and Return on Equity

(in millions USD, unless otherwise indicated)	Twelve Months Ended March 31, 2016									
								Corporate and Other Closed Blocks		
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	DTA [4]	Other	Consolidated
Ending Capital [1]	3,983	1,615	303	2,092	377	8,370	3,331	2,049	1,691	15,441
Average Capital [3]	3,966	1,683	331	2,217	390	8,587	2,919	2,108	2,140	15,754
Adjusted operating earnings before interest and after income taxes	327.1	145.6	107.2	147.4	90.0	817.3	—	—	(53.1)	764.2
Adjusted Operating Return on Capital	**8.2%**	**8.7%**	**32.3%**	**6.6%**	**23.1%**	**9.5%**	**—**		**N/M**	**4.9%**
Adjusted Operating Return on Equity [2]						**11.4%**				

(in millions USD, unless otherwise indicated)	Twelve Months Ended December 31, 2015									
								Corporate and Other Closed Blocks		
	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Closed Block Variable Annuity	DTA [4]	Other	Consolidated
Ending Capital [1]	3,960	1,656	317	2,048	396	8,377	2,836	2,072	2,186	15,471
Average Capital [3]	3,965	1,689	329	2,327	387	8,697	2,803	2,148	2,319	15,967
Adjusted operating earnings before interest and after income taxes	345.3	156.7	123.7	143.5	102.3	871.5	—	—	(29.9)	841.6
Adjusted Operating Return on Capital	**8.7%**	**9.3%**	**37.6%**	**6.2%**	**26.5%**	**10.0%**	**—**		**N/M**	**5.3%**
Adjusted Operating Return on Equity [2]						**12.1%**				

[1] Capital is allocated to each of our segments in proportion to each segment's target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment's portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

[2] Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings described as "after tax".

[3] Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015.

[4] Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards ("Federal NOLs"), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs.

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Adjusted Operating Earnings Before Interest, After Income Taxes

	Twelve Months Ended March 31, 2016								
(in millions USD, unless otherwise indicated)	**Retirement**	**Annuities**	**Investment Management**	**Individual Life**	**Employee Benefits**	**Ongoing Business**	**Closed Block Variable Annuity**	**Corporate and Other Closed Blocks**	**Consolidated**
Operating earnings before income taxes	449.8	225.1	157.7	170.4	126.3	1,129.3		(271.6)	857.7
Less:									
Interest expense						—		(195.2)	(195.2)
DAC/VOBA and other intangibles unlocking	(31.2)	11.0	—	(46.4)	(6.0)	(72.6)		—	(72.6)
Net gain from Lehman Recovery/LIHTC [1]				—		—		1.6	1.6
Adjusted operating earnings before interest	**481.0**	**214.1**	**157.7**	**216.8**	**132.3**	**1,201.9**	**—**	**(78.0)**	**1,123.9**
Income tax expense	153.9	68.5	50.5	69.4	42.3	384.6		(24.9)	359.7
Adjusted operating earnings before interest and after income taxes	**327.1**	**145.6**	**107.2**	**147.4**	**90.0**	**817.3**	**—**	**(53.1)**	**764.2**

	Twelve Months Ended December 31, 2015								
(in millions USD, unless otherwise indicated)	**Retirement**	**Annuities**	**Investment Management**	**Individual Life**	**Employee Benefits**	**Ongoing Business**	**Closed Block Variable Annuity**	**Corporate and Other Closed Blocks**	**Consolidated**
Operating earnings before income taxes	470.6	243.0	181.9	172.7	146.1	1,214.3	—	(236.8)	977.5
Less:									
Interest expense	—	—	—	—	—	—	—	(194.5)	(194.5)
DAC/VOBA and other intangibles unlocking	(37.2)	12.5	—	(38.4)	(4.4)	(67.5)	—	—	(67.5)
Net gain from Lehman Recovery/LIHTC (1)	—	—	—	—	—	—	—	1.6	1.6
Adjusted operating earnings before interest	**507.8**	**230.5**	**181.9**	**211.1**	**150.5**	**1,281.8**	**—**	**(43.9)**	**1,237.9**
Income tax expense	162.5	73.8	58.2	67.6	48.2	410.3	—	(14.0)	396.3
Adjusted operating earnings before interest and after income taxes	**345.3**	**156.7**	**123.7**	**143.5**	**102.3**	**871.5**	**—**	**(29.9)**	**841.6**

[1] Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery") and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships ("LIHTC"). Collectively, the Lehman Recovery and LIHTC losses are referred to as "Net gain from Lehman Recovery/LIHTC".

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Operating Revenues and Operating Earnings by Segment

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Operating Revenues							
Retirement	937.7	662.5	1,137.3	593.8	600.5	937.7	600.5
Annuities	303.0	322.2	314.4	310.4	315.6	303.0	315.6
Investment Management	132.2	147.9	152.6	158.6	163.1	132.2	163.1
Individual Life	624.0	614.9	670.1	662.9	668.8	624.0	668.8
Employee Benefits	399.7	383.4	376.7	376.2	370.9	399.7	370.9
Ongoing Business	**2,396.6**	**2,130.9**	**2,651.1**	**2,101.9**	**2,118.9**	**2,396.6**	**2,118.9**
Corporate	12.9	16.7	14.1	18.6	20.4	12.9	20.4
Total Closed Blocks	15.8	13.8	14.9	16.0	21.9	15.8	21.9
Total operating revenues	**2,425.3**	**2,161.4**	**2,680.1**	**2,136.5**	**2,161.2**	**2,425.3**	**2,161.2**
Operating Earnings							
Retirement	103.7	137.2	80.5	128.4	124.5	103.7	124.5
Annuities	50.7	62.9	50.5	61.0	68.6	50.7	68.6
Investment Management	22.7	42.4	45.6	47.0	46.9	22.7	46.9
Individual Life	41.1	102.4	(10.8)	37.7	43.4	41.1	43.4
Employee Benefits	20.8	23.6	44.2	37.7	40.6	20.8	40.6
Ongoing Business	**239.0**	**368.5**	**210.0**	**311.8**	**324.0**	**239.0**	**324.0**
Corporate	(73.0)	(82.1)	(75.6)	(53.3)	(48.2)	(73.0)	(48.2)
Total Closed Blocks	3.8	2.0	2.6	4.0	13.8	3.8	13.8
Total operating earnings before income taxes	**169.8**	**288.4**	**137.0**	**262.5**	**289.6**	**169.8**	**289.6**
Closed Block Variable Annuity	46.0	(317.3)	(7.1)	180.5	(29.4)	46.0	(29.4)
Net investment gains (losses) and related charges and adjustments	(60.4)	(59.7)	(64.6)	(9.4)	50.4	(60.4)	50.4
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	93.5	(39.6)	(31.7)	24.6	(47.2)	93.5	(47.2)
Income (loss) related to businesses exited through reinsurance or divestment	1.6	(104.2)	(16.4)	(33.3)	(15.4)	1.6	(15.4)
Income (loss) attributable to noncontrolling interests	0.7	(53.6)	75.9	81.9	26.1	0.7	26.1
Income (loss) on early extinguishment of debt	(1.7)	—	(0.2)	(9.9)	—	(1.7)	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	62.7	—	—	—	—	—
Other adjustments to operating earnings [(1)]	(8.2)	(20.0)	(12.6)	(10.7)	(12.8)	(8.2)	(12.8)
Total non-operating adjustments	**71.5**	**(531.7)**	**(56.7)**	**223.7**	**(28.3)**	**71.5**	**(28.3)**
Income (loss) before income taxes	**241.3**	**(243.3)**	**80.3**	**486.2**	**261.3**	**241.3**	**261.3**
Less: Income tax expense (benefit)	49.0	(82.9)	(35.9)	119.1	45.6	49.0	45.6
Net income (loss)	**192.3**	**(160.4)**	**116.2**	**367.1**	**215.7**	**192.3**	**215.7**
Net income (loss) attributable to noncontrolling interest	0.7	(53.6)	75.9	81.9	26.1	0.7	26.1
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**191.6**	**(106.8)**	**40.3**	**285.2**	**189.6**	**191.6**	**189.6**

(1) Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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Voya Financial

Adjusted Operating Earnings by Segment

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Operating Earnings							
Retirement	103.7	137.2	80.5	128.4	124.5	103.7	124.5
Annuities	50.7	62.9	50.5	61.0	68.6	50.7	68.6
Investment Management	22.7	42.4	45.6	47.0	46.9	22.7	46.9
Individual Life	41.1	102.4	(10.8)	37.7	43.4	41.1	43.4
Employee Benefits	20.8	23.6	44.2	37.7	40.6	20.8	40.6
Ongoing Business	**239.0**	**368.5**	**210.0**	**311.8**	**324.0**	**239.0**	**324.0**
Corporate	(73.0)	(82.1)	(75.6)	(53.3)	(48.2)	(73.0)	(48.2)
Total Closed Blocks	3.8	2.0	2.6	4.0	13.8	3.8	13.8
Total operating earnings before income taxes	**169.8**	**288.4**	**137.0**	**262.5**	**289.6**	**169.8**	**289.6**
Adjustments to operating earnings							
Retirement	1.8	11.7	(48.2)	3.5	(4.2)	1.8	(4.2)
Annuities	8.0	10.9	(12.9)	5.0	9.5	8.0	9.5
Investment Management	—	—	—	—	—	—	—
Individual Life	(7.9)	5.5	(29.4)	(14.6)	0.1	(7.9)	0.1
Employee Benefits	(2.3)	(0.2)	(2.6)	(0.9)	(0.7)	(2.3)	(0.7)
Ongoing Business	**(0.4)**	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**(0.4)**	**4.7**
Corporate	(48.7)	(48.5)	(46.5)	(49.9)	(48.0)	(48.7)	(48.0)
Total Closed Blocks	—	—	—	—	—	—	—
Total adjustments to operating earnings	**(49.1)**	**(20.6)**	**(139.6)**	**(56.9)**	**(43.3)**	**(49.1)**	**(43.3)**
Adjusted Operating Earnings							
Retirement	101.9	125.5	128.7	124.9	128.7	101.9	128.7
Annuities	42.7	52.0	63.4	56.0	59.1	42.7	59.1
Investment Management	22.7	42.4	45.6	47.0	46.9	22.7	46.9
Individual Life	49.0	96.9	18.6	52.3	43.3	49.0	43.3
Employee Benefits	23.1	23.8	46.8	38.6	41.3	23.1	41.3
Ongoing Business	**239.4**	**340.6**	**303.1**	**318.8**	**319.3**	**239.4**	**319.3**
Corporate	(24.3)	(33.6)	(29.1)	(3.4)	(0.2)	(24.3)	(0.2)
Total Closed Blocks	3.8	2.0	2.6	4.0	13.8	3.8	13.8
Total adjusted operating earnings before interest and income taxes	**218.9**	**309.0**	**276.6**	**319.4**	**332.9**	**218.9**	**332.9**

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Voya Financial

Page 11 of 69

Consolidated Balance Sheets

(in millions USD)	Balances as of 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Assets					
Total investments	92,987.7	88,491.9	91,050.0	88,446.4	93,069.6
Cash and cash equivalents	2,526.4	2,512.7	2,511.1	2,495.5	1,875.4
Assets held in separate accounts	95,774.8	96,514.8	94,721.5	106,330.5	107,039.4
Reinsurance recoverable	7,558.0	7,653.7	7,332.5	7,269.1	7,048.8
Short term investments under securities loan agreement and accrued investment income	2,120.7	1,559.0	1,664.6	1,585.7	1,920.9
Deferred policy acquisition costs, Value of business acquired	4,693.0	5,370.1	4,926.0	5,089.9	4,244.3
Goodwill and other intangible assets	245.7	250.8	258.6	266.0	276.3
Other assets [(1)]	2,879.6	3,392.4	2,974.2	3,010.0	2,227.9
Assets related to consolidated investment entities	5,221.8	12,478.1	13,245.8	12,064.3	11,294.7
Total Assets	**214,007.7**	**218,223.5**	**218,684.3**	**226,557.4**	**228,997.3**
Liabilities					
Future policy benefits and contract owner account balances	89,471.0	88,172.1	87,874.5	85,593.2	85,666.2
Liabilities related to separate accounts	95,774.8	96,514.8	94,721.5	106,330.5	107,039.4
Funds held under reinsurance agreements	781.1	702.4	1,017.6	1,027.4	1,162.2
Payables under securities loan agreements, including collateral held	2,557.9	1,485.0	1,881.7	1,251.4	1,971.9
Long-term debt	3,455.9	3,459.8	3,458.7	3,458.3	3,487.6
Other liabilities [(2)]	2,931.7	2,705.8	2,946.2	2,678.1	2,967.0
Liabilities related to consolidated investment entities	3,332.9	8,907.8	9,535.5	8,669.6	7,993.9
Total Liabilities	**198,305.3**	**201,947.7**	**201,435.7**	**209,008.5**	**210,288.2**
Shareholders' Equity					
Common stock	2.7	2.7	2.7	2.7	2.7
Treasury stock	(2,529.0)	(2,302.3)	(2,052.0)	(1,570.5)	(1,440.7)
Additional paid-in capital	23,735.1	23,716.8	23,593.4	23,674.1	23,654.2
Retained earnings (deficit)	(9,223.7)	(9,406.3)	(9,303.7)	(9,359.7)	(9,603.0)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	**11,985.1**	**12,010.9**	**12,240.4**	**12,746.6**	**12,613.2**
Accumulated other comprehensive income	2,476.2	1,424.9	2,045.7	2,109.2	3,531.2
Total Voya Financial, Inc. Shareholders' Equity	**14,461.3**	**13,435.8**	**14,286.1**	**14,855.8**	**16,144.4**
Noncontrolling interest	1,241.1	2,840.0	2,962.5	2,693.1	2,564.7
Total Shareholders' Equity	**15,702.4**	**16,275.8**	**17,248.6**	**17,548.9**	**18,709.1**
Total Liabilities and Shareholders' Equity	**214,007.7**	**218,223.5**	**218,684.3**	**226,557.4**	**228,997.3**

[(1)] Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes.

[(2)] Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes.

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Page 12 of 69

Voya Financial

Consolidated Statements of Operations

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Revenues							
Net investment income	1,094.1	1,178.5	1,103.6	1,108.2	1,148.0	1,094.1	1,148.0
Fee income	825.8	837.1	871.8	872.4	899.8	825.8	899.8
Premiums	966.8	619.7	1,128.8	667.2	608.8	966.8	608.8
Net realized capital gains (losses)	10.7	(772.6)	299.1	(0.3)	(259.5)	10.7	(259.5)
Income (loss) related to consolidated investment entities	29.1	18.5	186.4	214.7	104.6	29.1	104.6
Other revenues	82.8	91.6	106.7	105.9	102.7	82.8	102.7
Total revenues	**3,009.3**	**1,972.8**	**3,696.4**	**2,968.1**	**2,604.4**	**3,009.3**	**2,604.4**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(1,875.7)	(1,234.5)	(2,454.8)	(1,449.0)	(1,371.7)	(1,875.7)	(1,371.7)
Operating expenses	(720.2)	(788.3)	(727.8)	(745.2)	(742.2)	(720.2)	(742.2)
Net amortization of DAC/VOBA	(102.5)	(75.9)	(316.3)	(153.1)	(118.1)	(102.5)	(118.1)
Interest expense	(47.7)	(46.1)	(46.4)	(56.6)	(47.4)	(47.7)	(47.4)
Operating expenses related to consolidated investment entities	(21.9)	(71.3)	(70.8)	(78.0)	(63.7)	(21.9)	(63.7)
Total benefits and expenses	**(2,768.0)**	**(2,216.1)**	**(3,616.1)**	**(2,481.9)**	**(2,343.1)**	**(2,768.0)**	**(2,343.1)**
Income (loss) before income taxes	**241.3**	**(243.3)**	**80.3**	**486.2**	**261.3**	**241.3**	**261.3**

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Voya Financial Page 13 of 69 Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Sources of operating earnings before income taxes:

Investment spread and other investment income 344.6 385.7 369.8 372.6 388.6 344.6 388.6

Fee based margin 351.9 377.3 372.7 383.1 382.0 351.9 382.0

Net underwriting gain (loss) and other revenue 186.6 214.4 194.8 197.1 191.1 186.6 191.1

Administrative expenses (438.1) (414.2) (410.6) (425.4) (429.5) (438.1) (429.5)

Trail commissions (81.1) (83.5) (78.6) (81.2) (79.6) (81.1) (79.6)

DAC/VOBA and other intangibles amortization, excluding

unlocking (124.5) (139.1) (145.0) (127.4) (133.3) (124.5) (133.3)

DAC/VOBA and other intangibles unlocking (0.4) 27.9 (93.1) (7.0) 4.7 (0.4) 4.7

Operating earnings before income taxes 239.0 368.5 210.0 311.8 324.0 239.0 324.0

Page 14 of 69

Voya Financial

Consolidated Earnings Before Income Taxes

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Operating revenues							
Net investment income and net realized gains (losses)	900.5	950.1	934.3	931.8	951.6	900.5	951.6
Fee income	633.2	640.0	669.9	655.0	660.6	633.2	660.6
Premiums	858.1	537.1	1,044.9	516.9	518.2	858.1	518.2
Other revenue	33.5	34.2	31.0	32.8	30.8	33.5	30.8
Total operating revenues	**2,425.3**	**2,161.4**	**2,680.1**	**2,136.5**	**2,161.2**	**2,425.3**	**2,161.2**
Operating benefits and expenses							
Interest credited and other benefits to contract owners/policyholders	(1,506.4)	(1,157.9)	(1,714.5)	(1,155.9)	(1,141.8)	(1,506.4)	(1,141.8)
Operating expenses	(590.2)	(575.7)	(564.3)	(556.9)	(561.3)	(590.2)	(561.3)
Net amortization of DAC/VOBA	(112.2)	(93.0)	(218.0)	(112.7)	(120.7)	(112.2)	(120.7)
Interest expense	(46.7)	(46.4)	(46.3)	(48.5)	(47.8)	(46.7)	(47.8)
Total operating benefits and expenses	**(2,255.5)**	**(1,873.0)**	**(2,543.1)**	**(1,874.0)**	**(1,871.6)**	**(2,255.5)**	**(1,871.6)**
Operating earnings before income taxes	**169.8**	**288.4**	**137.0**	**262.5**	**289.6**	**169.8**	**289.6**
Adjustments							
Closed Block Variable Annuity	46.0	(317.3)	(7.1)	180.5	(29.4)	46.0	(29.4)
Net investment gains (losses) and related charges and adjustments	(60.4)	(59.7)	(64.6)	(9.4)	50.4	(60.4)	50.4
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	93.5	(39.6)	(31.7)	24.6	(47.2)	93.5	(47.2)
Income (loss) related to businesses exited through reinsurance or divestment	1.6	(104.2)	(16.4)	(33.3)	(15.4)	1.6	(15.4)
Income (loss) attributable to noncontrolling interests	0.7	(53.6)	75.9	81.9	26.1	0.7	26.1
Income (loss) on early extinguishment of debt	(1.7)	—	(0.2)	(9.9)	—	(1.7)	—
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	—	62.7	—	—	—	—	—
Other adjustments to operating earnings[1]	(8.2)	(20.0)	(12.6)	(10.7)	(12.8)	(8.2)	(12.8)
Total non-operating adjustments	**71.5**	**(531.7)**	**(56.7)**	**223.7**	**(28.3)**	**71.5**	**(28.3)**
Income (loss) before income taxes	**241.3**	**(243.3)**	**80.3**	**486.2**	**261.3**	**241.3**	**261.3**

[1] Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

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VOYA FINANCIAL

Page 15 of 69

Voya Financial
Operating Earnings by Segment

(in millions USD)	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
	Three Months Ended March 31, 2016								
Operating revenues									
Net investment income and net realized gains (losses)	400.7	255.1	(14.7)	207.9	25.4	874.4	13.4	12.7	900.5
Fee income	165.1	15.8	139.3	297.2	15.8	633.2	—	—	633.2
Premiums	354.6	27.8	—	114.5	359.5	856.4	—	1.7	858.1
Other revenue	17.3	4.3	7.6	4.4	(1.0)	32.6	(0.5)	1.4	33.5
Total operating revenues	**937.7**	**303.0**	**132.2**	**624.0**	**399.7**	**2,396.6**	**12.9**	**15.8**	**2,425.3**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(576.6)	(175.9)	—	(458.8)	(293.5)	(1,504.8)	6.7	(8.3)	(1,506.4)
Operating expenses	(225.3)	(40.5)	(109.5)	(85.6)	(79.7)	(540.6)	(45.9)	(3.7)	(590.2)
Net amortization of DAC/VOBA	(32.1)	(35.9)	—	(38.5)	(5.7)	(112.2)	—	—	(112.2)
Interest expense	—	—	—	—	—	—	(46.7)	—	(46.7)
Total operating benefits and expenses	**(834.0)**	**(252.3)**	**(109.5)**	**(582.9)**	**(378.9)**	**(2,157.6)**	**(85.9)**	**(12.0)**	**(2,255.5)**
Operating earnings before income taxes	**103.7**	**50.7**	**22.7**	**41.1**	**20.8**	**239.0**	**(73.0)**	**3.8**	**169.8**

	Retirement	Annuities	Investment Management	Individual Life	Employee Benefits	Ongoing Business	Corporate	Closed Blocks	Consolidated
	Three Months Ended March 31, 2015								
Operating revenues									
Net investment income and net realized gains (losses)	388.9	267.0	6.1	222.4	26.5	910.9	20.2	20.5	951.6
Fee income	186.9	15.2	146.9	295.3	15.8	660.1	0.5	—	660.6
Premiums	10.7	29.8	—	146.6	330.0	517.1	(0.1)	1.2	518.2
Other revenue	14.0	3.6	10.1	4.5	(1.4)	30.8	(0.2)	0.2	30.8
Total operating revenues	**600.5**	**315.6**	**163.1**	**668.8**	**370.9**	**2,118.9**	**20.4**	**21.9**	**2,161.2**
Operating benefits and expenses									
Interest credited and other benefits to contract owners/policyholders	(216.6)	(175.4)	—	(490.6)	(255.4)	(1,138.0)	—	(3.8)	(1,141.8)
Operating expenses	(219.8)	(37.6)	(116.2)	(92.3)	(70.3)	(536.2)	(20.8)	(4.3)	(561.3)
Net amortization of DAC/VOBA	(39.6)	(34.0)	—	(42.5)	(4.6)	(120.7)	—	—	(120.7)
Interest expense	—	—	—	—	—	—	(47.8)	—	(47.8)
Total operating benefits and expenses	**(476.0)**	**(247.0)**	**(116.2)**	**(625.4)**	**(330.3)**	**(1,794.9)**	**(68.6)**	**(8.1)**	**(1,871.6)**
Operating earnings before income taxes	**124.5**	**68.6**	**46.9**	**43.4**	**40.6**	**324.0**	**(48.2)**	**13.8**	**289.6**

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VOYA FINANCIAL

Voya Financial Page 16 of 69 DAC/VOBA Segment Trends

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Retirement

Balance as of Beginning-of-Period 1,402.5 1,239.7 1,274.2 972.6 1,081.0 1,402.5 1,081.0

Deferrals of commissions and expenses 23.4 27.5 25.1 23.9 24.5 23.4 24.5

Amortization (14.4) (34.2) (18.0) (40.8) (39.5) (14.4) (39.5)

Unlocking 12.7 10.5 (66.2) (1.4) 7.1 12.7 7.1

Change in unrealized capital gains/losses (256.2) 159.0 24.6 319.9 (100.4) (256.2) (100.4)

Balance as of End-of-Period 1,168.0 1,402.5 1,239.7 1,274.2 972.6 1,168.0 972.6

Annuities

Balance as of Beginning-of-Period 604.6 493.4 585.7 440.4 492.3 604.6 492.3

Deferrals of commissions and expenses 35.5 37.2 29.9 22.1 21.7 35.5 21.7

Amortization (72.8) (20.5) (89.0) (54.1) (30.6) (72.8) (30.6)

Unlocking 26.9 4.4 (77.4) 11.4 8.0 26.9 8.0

Change in unrealized capital gains/losses (130.8) 90.1 44.2 165.9 (51.0) (130.8) (51.0)

Balance as of End-of-Period 463.4 604.6 493.4 585.7 440.4 463.4 440.4

Individual Life

Balance as of Beginning-of-Period 2,856.8 2,675.4 2,700.1 2,285.4 2,440.4 2,856.8 2,440.4

Deferrals of commissions and expenses 35.4 44.2 35.2 34.7 35.6 35.4 35.6

Amortization (29.0) (42.5) (38.0) (41.8) (43.4) (29.0) (43.4)

Unlocking (7.7) 16.0 (6.7) (0.9) 0.1 (7.7) 0.1

Change in unrealized capital gains/losses (288.2) 163.7 (15.2) 422.0 (148.0) (288.2) (148.0)

Balance as of End-of-Period 2,567.3 2,856.8 2,675.4 2,700.1 2,285.4 2,567.3 2,285.4

Other (1)

Balance as of Beginning-of-Period 84.1 84.4 89.3 91.5 91.6 84.1 91.6

Deferrals of commissions and expenses 3.9 4.1 4.8 4.8 4.6 3.9 4.6

Amortization (4.3) (1.8) (9.3) (5.4) (4.7) (4.3) (4.7)

Unlocking (2.3) (0.2) (2.6) (0.9) (0.7) (2.3) (0.7)

Change in unrealized capital gains/losses 1.0 (2.4) 2.2 (0.7) 0.7 1.0 0.7

Balance as of End-of-Period 82.4 84.1 84.4 89.3 91.5 82.4 91.5

Closed Block Variable Annuity

Balance as of Beginning-of-Period 422.1 433.1 440.6 454.4 465.6 422.1 465.6

Deferrals of commissions and expenses 1.4 1.4 1.6 1.8 2.0 1.4 2.0

Amortization (11.1) (12.2) (13.3) (13.0) (13.5) (11.1) (13.5)

Unlocking (0.5) (0.2) 4.2 (2.6) 0.3 (0.5) 0.3

Change in unrealized capital gains/losses — — — — — — —

Balance as of End-of-Period 411.9 422.1 433.1 440.6 454.4 411.9 454.4

Total

Balance as of Beginning-of-Period 5,370.1 4,926.0 5,089.9 4,244.3 4,570.9 5,370.1 4,570.9

Deferrals of commissions and expenses 99.6 113.0 96.6 88.0 89.1 99.6 89.1

Amortization (131.6) (108.6) (167.6) (158.7) (130.7) (131.6) (130.7)

Unlocking 29.1 32.7 (148.7) 5.6 12.6 29.1 12.6

Change in unrealized capital gains/losses (674.2) 407.0 55.8 910.7 (297.6) (674.2) (297.6)

Balance as of End-of-Period 4,693.0 5,370.1 4,926.0 5,089.9 4,244.3 4,693.0 4,244.3

(1) Includes Employee Benefits, Investment Management, and Other Closed Blocks.

Voya Financial Page 17 of 69 Consolidated Capital Structure

Balances as of

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015

Financial Debt

Senior bonds 2,699.4 2,703.4 2,702.4 2,702.1 2,731.4

Subordinated bonds 751.6 751.5 751.4 751.3 751.3

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,455.9 3,459.8 3,458.7 3,458.3 3,487.6

Equity

Total common equity (Excluding AOCI) 11,985.1 12,010.9 12,240.4 12,746.6 12,613.2

Accumulated other comprehensive income (AOCI) 2,476.2 1,424.9 2,045.7 2,109.2 3,531.2

Total Voya Financial, Inc. Shareholders’ Equity 14,461.3 13,435.8 14,286.1 14,855.8 16,144.4

Total Equity (Excluding AOCI) 11,985.1 12,010.9 12,240.4 12,746.6 12,613.2

Capital

Total Capitalization 17,917.2 16,895.6 17,744.8 18,314.1 19,632.0

Total Capitalization (Excluding AOCI) 15,441.0 15,470.7 15,699.1 16,204.9 16,100.8

Debt to Capital

Debt to Capital 19.3% 20.5% 19.5% 18.9% 17.8%

Debt to Capital (Excluding AOCI) 22.4% 22.4% 22.0% 21.3% 21.7%

Voya Financial Page 18 of 69 Consolidated Assets Under Management/Assets Under Administration

As of March 31, 2016

Total AUM— AUA—Assets

General Separate Institutional/ Assets Under Under Total AUM +

(in millions USD) Account Account Mutual Funds Management Administration AUA

Retirement (1) 30,502.9 56,484.3 25,440.0 112,427.2 183,479.3 295,906.5

Annuities (2) 21,873.3 736.1 4,572.3 27,181.7 — 27,181.7

Investment Management 79,577.3 44,191.0 79,486.0 203,254.3 48,431.2 251,685.5

Individual Life (3) 12,758.4 2,477.6 — 15,236.0 — 15,236.0

Employee Benefits 1,769.0 14.8 — 1,783.8 — 1,783.8

Eliminations (72,000.2) (42,534.2) (10,830.6) (125,365.0) (47,631.5) (172,996.5)

Total Ongoing Business 74,480.7 61,369.6 98,667.7 234,518.0 184,279.0 418,797.0

Closed Block Variable Annuity 3,642.0 34,209.4 — 37,851.4 — 37,851.4

Closed Block Other 1,454.6 195.8 — 1,650.4 — 1,650.4

Total AUM and AUA 79,577.3 95,774.8 98,667.7 274,019.8 184,279.0 458,298.8

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.

(2) Includes Payout annuities.

(3) Includes assets backing interest and non-interest sensitive products.

Retirement

Page 20 of 69

Voya Financial

Retirement Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	177.3	188.5	176.6	171.6	182.9	177.3	182.9
Fee based margin	185.5	200.4	200.1	207.6	205.7	185.5	205.7
Net underwriting gain (loss) and other revenue	(4.0)	(7.5)	(2.0)	(2.3)	(7.4)	(4.0)	(7.4)
Administrative expenses	(187.4)	(177.1)	(172.3)	(181.2)	(180.6)	(187.4)	(180.6)
Trail commissions	(34.4)	(36.9)	(34.3)	(36.3)	(35.2)	(34.4)	(35.2)
DAC/VOBA and other intangibles amortization, excluding unlocking	(35.1)	(41.9)	(39.4)	(34.5)	(36.7)	(35.1)	(36.7)
DAC/VOBA and other intangibles unlocking	1.8	11.7	(48.2)	3.5	(4.2)	1.8	(4.2)
Operating earnings before income taxes	**103.7**	**137.2**	**80.5**	**128.4**	**124.5**	**103.7**	**124.5**
Gross investment income							
Fixed income	389.5	376.7	365.1	357.6	358.1	389.5	358.1
Limited partnership income	(2.1)	(1.4)	1.0	0.5	0.3	(2.1)	0.3
Prepayment fee income	6.3	25.5	15.7	4.7	14.8	6.3	14.8
Total gross investment income	**393.7**	**400.8**	**381.8**	**362.8**	**373.2**	**393.7**	**373.2**
Investment expenses	(15.7)	(14.6)	(15.3)	(14.7)	(14.8)	(15.7)	(14.8)
Credited interest	(218.3)	(218.6)	(213.3)	(205.4)	(200.7)	(218.3)	(200.7)
Net margin	**159.7**	**167.6**	**153.2**	**142.7**	**157.7**	**159.7**	**157.7**
Other investment income [1]	17.6	20.9	23.4	28.9	25.2	17.6	25.2
Investment spread and other investment income	**177.3**	**188.5**	**176.6**	**171.6**	**182.9**	**177.3**	**182.9**
Fee based margin							
Fee based margin - excluding Recordkeeping	146.8	156.2	157.6	164.1	159.6	146.8	159.6
Fee based margin - Recordkeeping	38.7	44.1	42.6	43.5	46.2	38.7	46.2
Fee based margin	**185.5**	**200.3**	**200.1**	**207.6**	**205.7**	**185.5**	**205.7**

[1] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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d

Voya Financial Page 21 of 69 Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Operating revenues

Net investment income and net realized gains (losses) 400.7 411.9 395.1 382.1 388.9 400.7 388.9

Fee income 165.1 179.4 180.9 188.9 186.9 165.1 186.9

Premiums 354.6 55.4 543.6 3.7 10.7 354.6 10.7

Other revenue 17.3 15.8 17.7 19.1 14.0 17.3 14.0

Total operating revenues 937.7 662.5 1,137.3 593.8 600.5 937.7 600.5

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (576.6) (278.6) (759.9) (214.2) (216.6) (576.6) (216.6)

Operating expenses (225.3) (217.9) (210.6) (221.3) (219.8) (225.3) (219.8)

Net amortization of DAC/VOBA (32.1) (28.8) (86.3) (29.9) (39.6) (32.1) (39.6)

Total operating benefits and expenses (834.0) (525.3) (1,056.8) (465.4) (476.0) (834.0) (476.0)

Operating earnings before income taxes 103.7 137.2 80.5 128.4 124.5 103.7 124.5

Voya Financial Retirement AUM/AUA

Balances as of

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015

Assets Under Management by Product Group

Corporate markets 45,588.4 45,088.6 43,215.1 45,317.2 44,987.5

Tax-exempt markets 51,850.2 51,641.9 50,226.4 55,415.5 55,314.3

Total full service plans 97,438.6 96,730.5 93,441.5 100,732.7 100,301.8

Stable value and Pension risk transfer 11,639.3 10,762.9 10,664.6 8,974.8 8,925.0

Retail wealth management 3,349.3 3,313.7 3,186.7 3,276.0 3,275.5

Total AUM 112,427.2 110,807.1 107,292.8 112,983.5 112,502.3

AUA 183,479.3 180,949.9 181,056.9 201,116.9 201,584.0

Total AUM and AUA 295,906.5 291,757.0 288,349.7 314,100.4 314,086.3

Assets Under Management by Fund Group

General account 30,502.9 29,752.6 29,324.4 28,328.7 28,006.7

Guaranteed separate account 7,093.1 6,895.6 6,872.2 7,686.0 8,050.2

Non-guaranteed separate account 49,391.2 49,746.3 47,970.2 52,432.4 52,726.7

Mutual funds / Institutional funds 25,440.0 24,412.6 23,126.0 24,536.4 23,718.7

Total AUM 112,427.2 110,807.1 107,292.8 112,983.5 112,502.3

AUA 183,479.3 180,949.9 181,056.9 201,116.9 201,584.0

Total AUM and AUA 295,906.5 291,757.0 288,349.7 314,100.4 314,086.3

Page 23 of 69

Voya Financial
Retirement AUM Rollforward

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Full service - Corporate markets							
Assets under management, beginning of period	45,088.5	43,215.1	45,317.2	44,987.5	43,806.9	45,088.5	43,806.9
Transfer/Single deposits	711.2	1,439.1	922.8	767.1	956.6	711.2	956.6
Recurring deposits	1,342.8	1,026.6	1,068.3	1,086.1	1,238.9	1,342.8	1,238.9
Total Deposits	2,054.0	2,465.7	1,991.1	1,853.2	2,195.5	2,054.0	2,195.5
Surrenders, benefits, and product charges	(1,713.5)	(2,106.0)	(1,572.6)	(1,481.8)	(2,021.3)	(1,713.5)	(2,021.3)
Net Flows	340.5	359.7	418.5	371.4	174.2	340.5	174.2
Interest credited and investment performance	159.4	1,513.7	(2,520.6)	(41.7)	1,006.3	159.4	1,006.3
Transfer to reinsurer [3] / between markets	—	—	—	—	—	—	—
Assets under management, end of period	**45,588.4**	**45,088.5**	**43,215.1**	**45,317.2**	**44,987.5**	**45,588.5**	**44,987.5**
Full service - Tax-exempt markets							
Assets under management, beginning of period	51,641.9	50,226.4	55,415.5	55,314.3	53,896.6	51,641.9	53,896.6
Transfer/Single deposits	253.4	374.8	299.7	319.8	837.6	253.4	837.6
Recurring deposits	807.4	734.6	678.3	782.8	778.5	807.4	778.5
Total Deposits	1,060.8	1,109.4	978.0	1,102.6	1,616.1	1,060.8	1,616.1
Surrenders, benefits, and product charges	(1,051.2)	(1,071.5)	(3,110.2)	(1,062.8)	(1,221.5)	(1,051.2)	(1,221.5)
Net Flows	9.6	37.9	(2,132.2)	39.8	394.6	9.6	394.6
Interest credited and investment performance	198.7	1,377.5	(1,939.2)	61.4	1,023.1	198.7	1,023.1
Transfer to reinsurer [3] / between markets [4]	—	—	(1,117.8)	—	—	—	—
Assets under management, end of period	**51,850.2**	**51,641.9**	**50,226.4**	**55,415.5**	**55,314.3**	**51,850.2**	**55,314.3**
Stable value [1] and Pension risk transfer							
Assets under management, beginning of period	10,762.9	10,664.6	8,974.8	8,925.0	8,778.4	10,762.9	8,778.4
Transfer/Single deposits	719.2	259.9	633.9	299.9	169.5	719.2	169.5
Recurring deposits	105.7	75.0	73.5	42.1	42.7	105.7	42.7
Total Deposits	824.9	334.9	707.4	342.0	212.2	824.9	212.2
Surrenders, benefits, and product charges	(108.7)	(232.3)	(150.2)	(288.9)	(126.1)	(108.7)	(126.1)
Net Flows	716.2	102.6	557.2	53.1	86.1	716.2	86.1
Interest credited and investment performance	160.2	(4.3)	15.0	(3.5)	60.5	160.2	60.5
Transfer to reinsurer [3] / between markets [4]	—	—	1,117.8	—	—	—	—
Assets under management, end of period	**11,639.3**	**10,762.9**	**10,664.6**	**8,974.8**	**8,925.0**	**11,639.3**	**8,925.0**
Retail wealth management							
Assets under management, beginning of period	3,313.7	3,186.7	3,276.0	3,275.5	3,211.4	3,313.7	3,211.4
Transfer/Single deposits	242.3	259.2	257.7	251.1	243.6	242.3	243.6
Recurring deposits	0.6	0.3	0.2	0.7	0.6	0.6	0.6
Total Deposits	242.9	259.5	257.9	251.8	244.2	242.9	244.2
Surrenders, benefits, and product charges	(226.9)	(203.1)	(230.4)	(240.9)	(238.7)	(226.9)	(238.7)
Net Flows	16.0	56.4	27.5	10.9	5.5	16.0	5.5
Interest credited and investment performance	19.6	70.6	(116.9)	(10.4)	58.5	19.6	58.5
Transfer to reinsurer [3] / between markets	—	—	—	—	—	—	—
Assets under management, end of period	**3,349.3**	**3,313.7**	**3,186.7**	**3,276.0**	**3,275.5**	**3,349.3**	**3,275.5**
Total AUM [2]							
Assets under management, beginning of period	110,807.1	107,292.8	112,983.5	112,502.3	109,693.3	110,807.1	109,693.3
Transfer/Single deposits	1,926.1	2,333.1	2,114.1	1,637.9	2,207.4	1,926.1	2,207.4
Recurring deposits	2,256.5	1,836.6	1,820.3	1,911.7	2,060.8	2,256.5	2,060.8
Total Deposits	4,182.6	4,169.7	3,934.4	3,549.6	4,268.2	4,182.6	4,268.2
Surrenders, benefits, and product charges	(3,100.3)	(3,612.9)	(5,063.4)	(3,074.3)	(3,607.6)	(3,100.3)	(3,607.6)
Net Flows	1,082.3	556.8	(1,129.0)	475.3	660.6	1,082.3	660.6
Interest credited and investment performance	537.8	2,957.5	(4,561.7)	5.9	2,148.4	537.8	2,148.4
Transfer to reinsurer [3] / between markets	—	—	—	—	—	—	—
Assets under management, end of period	**112,427.2**	**110,807.1**	**107,292.8**	**112,983.5**	**112,502.3**	**112,427.2**	**112,502.3**

[1] Where Voya is the Investment Manager.
[2] Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.
[3] Represents assets transferred to third parties through reinsurance transactions.
[4] Includes $1.1 billion of AUM transferred between Retirement markets.

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Annuities

Voya Financial
Page 25 of 69

Annuities Sources of Operating Earnings

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	115.1	130.0	120.3	120.0	122.9	115.1	122.9
Fee based margin	15.8	16.4	16.0	16.2	15.5	15.8	15.5
Net underwriting gain (loss) and other revenue	4.0	4.1	24.1	4.6	7.5	4.0	7.5
Administrative expenses	(28.3)	(24.6)	(24.8)	(25.2)	(25.4)	(28.3)	(25.4)
Trail commissions	(11.9)	(13.4)	(13.0)	(12.9)	(11.9)	(11.9)	(11.9)
DAC/VOBA and other intangibles amortization, excluding unlocking	(52.0)	(60.5)	(59.2)	(46.7)	(49.5)	(52.0)	(49.5)
DAC/VOBA and other intangibles unlocking	8.0	10.9	(12.9)	5.0	9.5	8.0	9.5
Operating earnings before income taxes	**50.7**	**62.9**	**50.5**	**61.0**	**68.6**	**50.7**	**68.6**
Gross investment income							
Fixed income	254.4	252.9	252.9	254.3	252.6	254.4	252.6
Limited partnership income	(2.0)	(2.9)	2.3	0.6	0.1	(2.0)	0.1
Prepayment fee income	5.0	23.6	8.2	4.6	11.4	5.0	11.4
Total gross investment income	**257.4**	**273.6**	**263.4**	**259.5**	**264.1**	**257.4**	**264.1**
Investment expenses	(11.3)	(11.2)	(11.0)	(11.3)	(10.5)	(11.3)	(10.5)
Credited interest	(140.3)	(143.1)	(144.5)	(143.5)	(144.2)	(140.3)	(144.2)
Net margin	**105.8**	**119.3**	**107.9**	**104.7**	**109.4**	**105.8**	**109.4**
Other investment income [(1)]	9.3	10.7	12.4	15.3	13.5	9.3	13.5
Investment spread and other investment income	**115.1**	**130.0**	**120.3**	**120.0**	**122.9**	**115.1**	**122.9**

[(1)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 26 of 69 Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Operating revenues

Net investment income and net realized gains (losses) 255.1 273.1 264.8 263.2 267.0 255.1 267.0

Fee income 15.8 16.4 16.0 16.0 15.2 15.8 15.2

Premiums 27.8 29.2 30.1 27.3 29.8 27.8 29.8

Other revenue 4.3 3.5 3.5 3.9 3.6 4.3 3.6

Total operating revenues 303.0 322.2 314.4 310.4 315.6 303.0 315.6

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (175.9) (179.2) (166.0) (177.3) (175.4) (175.9) (175.4)

Operating expenses (40.5) (38.2) (38.1) (38.4) (37.6) (40.5) (37.6)

Net amortization of DAC/VOBA (35.9) (41.9) (59.8) (33.7) (34.0) (35.9) (34.0)

Total operating benefits and expenses (252.3) (259.3) (263.9) (249.4) (247.0) (252.3) (247.0)

Operating earnings before income taxes 50.7 62.9 50.5 61.0 68.6 50.7 68.6

Voya Financial Page 27 of 69

Annuities AUM

Balances As Of

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015

Assets Under Management by Product Group

Fixed single-year 3,350.4 3,384.5 3,440.7 3,496.5 3,558.5

Fixed multi-year 1,913.7 1,987.9 2,081.8 2,168.2 2,226.0

Indexed 14,081.0 13,901.7 13,661.6 13,521.7 13,435.5

SPIA & Payout 2,825.7 2,822.8 2,819.6 2,856.7 2,874.0

Investment-only products (1) 4,620.1 4,536.0 4,301.3 4,408.1 4,272.6

Other annuities 390.8 403.0 396.0 438.3 451.6

Total AUM 27,181.7 27,035.8 26,700.9 26,889.5 26,818.2

Assets Under Management by Fund Group

General account 21,873.3 21,790.6 21,704.1 21,715.3 21,753.7

Separate account 736.1 743.4 711.3 766.1 791.9

Mutual funds 4,572.3 4,501.8 4,285.5 4,408.1 4,272.6

Total AUM 27,181.7 27,035.8 26,700.9 26,889.5 26,818.2

(1) Includes Separate account and Mutual funds.

Page 28 of 69

Voya Financial
Annuities AUM Rollforward

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Annual Reset Annuities/Multi-Year Guaranteed Annuities							
Assets Under Management, beginning of period	5,372.5	5,522.6	5,664.7	5,784.6	5,906.1	5,372.5	5,906.1
Deposits	9.2	8.2	6.5	8.2	8.3	9.2	8.3
Surrenders, benefits, and product charges	(161.5)	(206.5)	(197.4)	(175.9)	(177.5)	(161.5)	(177.5)
Net cash flow	(152.3)	(198.3)	(190.9)	(167.7)	(169.2)	(152.3)	(169.2)
Interest credited and investment performance	44.1	48.2	48.8	47.8	47.7	44.1	47.7
Assets Under Management, end of period	**5,264.3**	**5,372.5**	**5,522.6**	**5,664.7**	**5,784.6**	**5,264.3**	**5,784.6**
Fixed Indexed Annuities							
Assets Under Management, beginning of period	13,901.7	13,661.6	13,521.7	13,435.5	13,350.5	13,901.7	13,350.5
Deposits	540.4	584.3	463.3	343.1	325.7	540.4	325.7
Surrenders, benefits, and product charges	(368.4)	(385.9)	(378.0)	(379.6)	(344.6)	(368.4)	(344.6)
Net cash flow	172.0	198.4	85.3	(36.5)	(18.9)	172.0	(18.9)
Interest credited and investment performance	7.3	41.7	54.6	122.7	103.9	7.3	103.9
Assets Under Management, end of period	**14,081.0**	**13,901.7**	**13,661.6**	**13,521.7**	**13,435.5**	**14,081.0**	**13,435.5**
SPIA & Payout							
Assets Under Management, beginning of period	2,822.8	2,819.6	2,856.7	2,874.0	2,878.5	2,822.8	2,878.5
Deposits	71.3	59.5	76.3	62.3	64.6	71.3	64.6
Surrenders, benefits, and product charges	(98.5)	(99.8)	(100.5)	(108.9)	(106.3)	(98.5)	(106.3)
Net cash flow	(27.2)	(40.3)	(24.2)	(46.6)	(41.7)	(27.2)	(41.7)
Interest credited and investment performance	30.1	43.5	(12.9)	29.3	37.2	30.1	37.2
Assets Under Management, end of period	**2,825.7**	**2,822.8**	**2,819.6**	**2,856.7**	**2,874.0**	**2,825.7**	**2,874.0**
Investment-only products [(1)]							
Assets Under Management, beginning of period	4,536.0	4,301.3	4,408.1	4,272.6	4,062.0	4,536.0	4,062.0
Deposits	234.8	269.2	328.8	322.7	289.1	234.8	289.1
Surrenders, benefits, and product charges	(169.1)	(164.9)	(155.8)	(163.7)	(155.9)	(169.1)	(155.9)
Net cash flow	65.7	104.3	173.0	159.0	133.2	65.7	133.2
Interest credited and investment performance	18.4	130.4	(279.7)	(23.5)	77.4	18.4	77.4
Assets Under Management, end of period	**4,620.1**	**4,536.0**	**4,301.3**	**4,408.1**	**4,272.6**	**4,620.1**	**4,272.6**
Other Annuities							
Assets Under Management, beginning of period	403.0	396.0	438.3	451.6	452.9	403.0	452.9
Deposits	0.9	0.8	0.6	1.8	1.2	0.9	1.2
Surrenders, benefits, and product charges	(8.9)	(12.3)	(9.7)	(13.8)	(13.4)	(8.9)	(13.4)
Net cash flow	(8.0)	(11.5)	(9.1)	(12.0)	(12.2)	(8.0)	(12.2)
Interest credited and investment performance	(4.2)	18.5	(33.3)	(1.3)	10.9	(4.2)	10.9
Assets Under Management, end of period	**390.8**	**403.0**	**396.0**	**438.3**	**451.6**	**390.8**	**451.6**
Annuities - Total							
Assets Under Management, beginning of period	27,035.8	26,700.9	26,889.5	26,818.2	26,650.0	27,035.8	26,650.0
Deposits	856.6	922.0	875.5	738.2	688.8	856.6	688.8
Surrenders, benefits, and product charges	(806.4)	(869.4)	(841.5)	(842.0)	(797.7)	(806.4)	(797.7)
Net cash flow	50.2	52.6	34.0	(103.8)	(108.9)	50.2	(108.9)
Interest credited and investment performance	95.7	282.3	(222.6)	175.1	277.1	95.7	277.1
Assets Under Management, end of period	**27,181.7**	**27,035.8**	**26,700.9**	**26,889.5**	**26,818.2**	**27,181.7**	**26,818.2**

[(1)] Includes Separate account and Mutual funds.

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Investment Management

Voya Financial Page 30 of 69 Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Sources of operating earnings before income taxes:

Investment capital and other investment income (14.7) (8.7) 0.1 3.5 6.5 (14.7) 6.5

Fee based margin 146.9 156.6 152.5 155.1 156.6 146.9 156.6

Administrative expenses (109.5) (105.5) (107.0) (111.6) (116.2) (109.5) (116.2)

Operating earnings before income taxes 22.7 42.4 45.6 47.0 46.9 22.7 46.9

Voya Financial Page 31 of 69 Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Operating revenues

Net investment income and net realized gains (losses) (14.7) (8.8) 0.4 3.4 6.1 (14.7) 6.1

Fee income 139.3 145.1 145.0 147.6 146.9 139.3 146.9

Other revenue 7.6 11.6 7.2 7.6 10.1 7.6 10.1

Total operating revenues 132.2 147.9 152.6 158.6 163.1 132.2 163.1

Operating benefits and expenses

Operating expenses (109.5) (105.5) (107.0) (111.6) (116.2) (109.5) (116.2)

Total operating benefits and expenses (109.5) (105.5) (107.0) (111.6) (116.2) (109.5) (116.2)

Operating earnings before income taxes 22.7 42.4 45.6 47.0 46.9 22.7 46.9

Voya Financial
Page 32 of 69

Investment Management Key Metrics

(in millions USD)	Balances as of 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Balances as of 3/31/2016	3/31/2015
Client Assets by Source:							
External clients							
Investment Management sourced	69,472.4	68,143.7	67,929.9	70,812.0	71,188.4	69,472.4	71,188.4
Affiliate sourced	54,204.6	54,403.4	53,830.5	57,390.9	59,005.1	54,204.6	59,005.1
Subtotal external clients	**123,677.0**	**122,547.1**	**121,760.4**	**128,202.9**	**130,193.5**	**123,677.0**	**130,193.5**
General Account [(1)]	79,577.3	78,174.1	79,748.5	77,795.8	78,566.4	79,577.3	78,566.4
Total Client Assets (AUM)	**203,254.3**	**200,721.2**	**201,508.9**	**205,998.7**	**208,759.9**	**203,254.3**	**208,759.9**
Administration Only Assets (AUA)	48,431.2	48,820.2	47,930.1	51,391.1	52,861.8	48,431.2	52,861.8
Total AUM and AUA	**251,685.5**	**249,541.4**	**249,439.0**	**257,389.8**	**261,621.7**	**251,685.5**	**261,621.7**

	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Analysis of investment advisory and administrative revenues, net, by source: [(2)]							
External clients							
Investment Management sourced	71.8	75.6	74.9	76.9	76.8	71.8	76.8
Affiliate sourced	28.2	29.8	30.9	30.9	30.7	28.2	30.7
Subtotal external clients	**100.0**	**105.4**	**105.8**	**107.8**	**107.5**	**100.0**	**107.5**
General Account	36.4	36.6	36.0	36.4	36.1	36.4	36.1
Total investment advisory and administrative revenues, net, from AUM	**136.4**	**142.0**	**141.8**	**144.2**	**143.6**	**136.4**	**143.6**
Administration Only Fees	2.9	3.1	3.2	3.4	3.3	2.9	3.3
Total investment advisory and administrative revenues, net, by source [(2)]	**139.3**	**145.1**	**145.0**	**147.6**	**146.9**	**139.3**	**146.9**
Revenue Yield (bps): [(2)] [(3)]							
External clients							
Investment Management sourced	42.5	44.2	43.1	43.2	43.6	42.5	43.6
Affiliate sourced	21.2	21.7	22.1	21.1	20.8	21.2	20.8
Revenue Yield on Institutional/retail	**33.1**	**34.2**	**33.8**	**33.3**	**33.2**	**33.1**	**33.2**
General Account	18.6	18.4	18.5	18.5	18.6	18.6	18.6
Revenue Yield on Client Assets (AUM)	**27.4**	**28.0**	**27.9**	**27.7**	**27.7**	**27.4**	**27.7**
Revenue Yield on Administration Only Assets (AUA)	2.4	2.5	2.6	2.6	2.5	2.4	2.5
Total Revenue Yield on AUM and AUA (bps) [(2)] [(3)]	**22.6**	**23.0**	**22.9**	**22.7**	**22.6**	**22.6**	**22.6**

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
(3) Revenue Yields calculated using average client assets for the period.

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Voya Financial
Page 33 of 69

Investment Management Account Rollforward by Source

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Investment Management Sourced AUM:							
Beginning of period AUM	**68,143.7**	**67,929.9**	**70,812.0**	**71,188.4**	**69,644.3**	**68,143.7**	**69,644.3**
Inflows							
Inflows-other	3,858.2	2,497.5	3,884.9	3,748.0	3,891.1	3,858.2	3,891.1
Outflows	(3,340.9)	(3,183.5)	(5,010.9)	(3,202.2)	(3,142.6)	(3,340.9)	(3,142.6)
Net Flows	**517.3**	**(686.0)**	**(1,126.0)**	**545.8**	**748.5**	**517.3**	**748.5**
Net Money Market Flows	(53.5)	(7.9)	18.8	(2.8)	7.2	(53.5)	7.2
Change in Market Value	953.7	862.7	(2,136.2)	(804.7)	879.2	953.7	879.2
Other (Including Acquisitions / Divestitures)	(88.8)	45.0	361.3	(114.7)	(90.7)	(88.8)	(90.7)
End of period AUM	**69,472.4**	**68,143.7**	**67,929.9**	**70,812.0**	**71,188.4**	**69,472.4**	**71,188.4**
Organic Growth (Net Flows / Beginning of period AUM)	0.76%	-1.01%	-1.59%	0.77%	1.07%	0.76%	1.07%
Market Growth %	1.40%	1.27%	-3.02%	-1.13%	1.26%	1.40%	1.26%
Affiliate Sourced AUM:							
Beginning of period AUM	**54,403.4**	**53,830.5**	**57,390.9**	**59,005.1**	**58,956.2**	**54,403.4**	**58,956.2**
Inflows							
Inflows from sub-advisor replacements	—	—	1,405.9	—	—	—	—
Inflows-other	1,082.9	867.4	866.4	976.9	964.2	1,082.9	964.2
Outflows	(1,787.6)	(1,802.9)	(3,049.8)	(2,277.9)	(2,038.4)	(1,787.6)	(2,038.4)
Net Flows	**(704.7)**	**(935.5)**	**(777.4)**	**(1,301.0)**	**(1,074.1)**	**(704.7)**	**(1,074.1)**
Net Money Market Flows	40.2	(78.0)	112.7	(31.1)	(81.2)	40.2	(81.2)
Change in Market Value	410.1	1,564.4	(2,345.7)	(296.8)	1,323.1	410.1	1,323.1
Other (Including Acquisitions / Divestitures)	55.6	22.0	(549.9)	14.7	(118.9)	55.6	(118.9)
End of period AUM	**54,204.6**	**54,403.4**	**53,830.5**	**57,390.9**	**59,005.1**	**54,204.6**	**59,005.1**
Organic Growth (Net Flows / Beginning of period AUM)	-1.30%	-1.74%	-1.35%	-2.20%	-1.82%	-1.30%	-1.82%
Market Growth %	0.75%	2.91%	-4.09%	-0.50%	2.24%	0.75%	2.24%
Other affiliate sourced net flows	(31.9)	(193.3)	28.3	(276.0)	(230.9)	(31.9)	(230.9)
Variable annuity net flows	(672.9)	(742.2)	(805.7)	(1,025.0)	(843.2)	(672.9)	(843.2)
Total Affiliate Sourced Net Flows	**(704.8)**	**(935.5)**	**(777.4)**	**(1,301.0)**	**(1,074.1)**	**(704.8)**	**(1,074.1)**
Total Investment Management Sourced Net Flows	**517.3**	**(686.0)**	**(1,126.0)**	**545.8**	**748.5**	**517.3**	**748.5**
Total Net Flows	**(187.5)**	**(1,621.5)**	**(1,903.4)**	**(755.2)**	**(325.6)**	**(187.5)**	**(325.6)**
Net Flows excluding sub-advisor replacements and variable annuity net flows	**485.4**	**(879.3)**	**(2,503.6)**	**269.8**	**517.6**	**485.4**	**517.6**

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Voya Financial Page 34 of 69 Investment Management Account Value by Asset Type

Balances as of

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015

Institutional

Equity 17,984.0 17,524.6 17,101.8 17,992.4 18,136.8

Fixed Income 39,616.6 38,341.8 38,621.6 39,689.6 38,965.9

Real Estate — — — — —

Money Market — — — 24.5 19.5

Total 57,600.6 55,866.4 55,723.4 57,706.5 57,122.2

Retail

Equity 39,107.5 39,978.6 39,148.2 42,992.0 44,245.8

Fixed Income 19,378.9 18,963.6 18,874.6 19,070.4 19,432.4

Real Estate 5,788.2 5,910.0 6,099.6 6,656.3 7,578.7

Money Market 1,801.8 1,828.5 1,914.6 1,777.7 1,814.4

Total 66,076.4 66,680.7 66,037.0 70,496.4 73,071.3

General Account

Equity 319.2 339.4 292.0 201.4 212.7

Fixed Income 78,727.6 77,662.4 78,156.8 76,741.9 77,102.4

Real Estate — — — — —

Money Market 530.5 172.3 1,299.7 852.5 1,251.3

Total 79,577.3 78,174.1 79,748.5 77,795.8 78,566.4

Combined Asset Type

Equity 57,410.8 57,842.6 56,542.0 61,185.8 62,595.3

Fixed Income 137,723.0 134,967.8 135,653.0 135,501.9 135,500.7

Real Estate 5,788.2 5,910.0 6,099.6 6,656.3 7,578.7

Money Market 2,332.3 2,000.8 3,214.3 2,654.7 3,085.2

Total 203,254.3 200,721.2 201,508.9 205,998.7 208,759.9

Individual Life

Voya Financial

Page 36 of 69

Individual Life Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	56.7	64.2	61.2	64.7	65.3	56.7	65.3
Fee based margin	3.7	3.9	4.1	4.2	4.2	3.7	4.2
Net underwriting gain (loss) and other revenue	90.8	128.4	63.3	90.7	88.2	90.8	88.2
Administrative expenses	(61.4)	(58.4)	(59.1)	(60.0)	(61.4)	(61.4)	(61.4)
Trail commissions	(6.8)	(7.5)	(7.1)	(5.3)	(9.8)	(6.8)	(9.8)
DAC/VOBA and other intangibles amortization, excluding unlocking	(34.0)	(33.7)	(43.8)	(42.0)	(43.2)	(34.0)	(43.2)
DAC/VOBA and other intangibles unlocking	(7.9)	5.5	(29.4)	(14.6)	0.1	(7.9)	0.1
Operating earnings before income taxes	**41.1**	**102.4**	**(10.8)**	**37.7**	**43.4**	**41.1**	**43.4**
Gross Investment Income							
Fixed income	206.6	209.8	213.0	212.0	207.8	206.6	207.8
Limited partnership income	(0.8)	(1.6)	2.6	0.9	0.3	(0.8)	0.3
Prepayment fee income	2.7	9.1	2.2	4.5	11.3	2.7	11.3
Total gross investment income	**208.5**	**217.3**	**217.8**	**217.4**	**219.4**	**208.5**	**219.4**
Investment expenses	(6.6)	(6.3)	(6.3)	(6.4)	(5.9)	(6.6)	(5.9)
Credited interest	(149.7)	(151.9)	(157.0)	(154.6)	(155.4)	(149.7)	(155.4)
Net margin	**52.2**	**59.1**	**54.5**	**56.4**	**58.1**	**52.2**	**58.1**
Other investment income [(1)]	4.5	5.1	6.7	8.3	7.2	4.5	7.2
Investment spread and other investment income	**56.7**	**64.2**	**61.2**	**64.7**	**65.3**	**56.7**	**65.3**
Net underwriting gain (loss) and other revenue							
Fee revenue / Premiums	425.6	429.6	453.2	458.7	459.9	425.6	459.9
Net mortality, including Reinsurance	(309.9)	(270.9)	(349.9)	(309.0)	(309.1)	(309.9)	(309.1)
Reserve change / Other	(24.9)	(30.3)	(40.0)	(59.0)	(62.6)	(24.9)	(62.6)
Total net underwriting gain (loss) and other revenue	**90.8**	**128.4**	**63.3**	**90.7**	**88.2**	**90.8**	**88.2**

[(1)] Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

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Voya Financial Page 37 of 69 Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Operating revenues

Net investment income and net realized gains (losses) 207.9 217.4 218.8 220.8 222.4 207.9 222.4

Fee income 297.2 283.1 307.0 287.0 295.3 297.2 295.3

Premiums 114.5 109.8 140.2 151.4 146.6 114.5 146.6

Other revenue 4.4 4.6 4.1 3.7 4.5 4.4 4.5

Total operating revenues 624.0 614.9 670.1 662.9 668.8 624.0 668.8

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (458.8) (409.4) (527.5) (495.8) (490.6) (458.8) (490.6)

Operating expenses (85.6) (84.0) (90.1) (85.4) (92.3) (85.6) (92.3)

Net amortization of DAC/VOBA (38.5) (19.1) (63.3) (44.0) (42.5) (38.5) (42.5)

Total operating benefits and expenses (582.9) (512.5) (680.9) (625.2) (625.4) (582.9) (625.4)

Operating earnings before income taxes 41.1 102.4 (10.8) 37.7 43.4 41.1 43.4

Page 38 of 69

Voya Financial
Individual Life Key Metrics

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Sales by Product Line:							
Guaranteed	0.1	—	0.1	—	—	0.1	—
Accumulation	1.8	1.1	1.4	1.0	1.6	1.8	1.6
Indexed	17.3	23.7	18.2	15.5	14.4	17.3	14.4
Total Universal life	**19.2**	**24.8**	**19.7**	**16.5**	**16.0**	**19.2**	**16.0**
Variable life	0.8	1.8	1.0	1.7	1.0	0.8	1.0
Term	3.5	3.8	4.0	5.1	4.9	3.5	4.9
Whole life	—	—	—	—	—	—	—
Total sales by product line	**23.5**	**30.4**	**24.7**	**23.3**	**21.9**	**23.5**	**21.9**
Gross Premiums and Deposits by Product (1)							
Interest sensitive	296.7	320.9	289.6	282.5	297.2	296.7	297.2
Non - interest sensitive	142.9	146.4	175.1	187.8	177.7	142.9	177.7
Total gross premiums and deposits	**439.6**	**467.3**	**464.7**	**470.2**	**475.0**	**439.6**	**475.0**
Applications							
New business policy count (Paid)	4,251	4,552	4,654	5,607	5,407	4,251	5,407
End of Period:							
In-Force Face Amount by Product (1)							
Universal life	78,518	78,274	77,846	77,736	77,580	78,518	77,580
Variable life	24,361	24,734	25,224	25,668	26,100	24,361	26,100
Term	252,871	252,274	361,173	364,618	367,382	252,871	367,382
Whole life	1,923	1,938	1,974	2,002	2,054	1,923	2,054
Total in-force face amount	**357,673**	**357,220**	**466,216**	**470,023**	**473,115**	**357,673**	**473,115**
In-Force Policy Count (in whole numbers) (1)							
Universal life	266,463	269,568	272,179	274,989	277,713	266,463	277,713
Variable life	57,593	58,524	59,669	60,632	61,629	57,593	61,629
Term	473,843	474,389	633,872	639,932	644,643	473,843	644,643
Whole life	122,402	124,437	126,230	128,103	130,246	122,402	130,246
Total in-force policy count	**920,301**	**926,918**	**1,091,950**	**1,103,656**	**1,114,231**	**920,301**	**1,114,231**
Assets Under Management by Fund Group (1)							
General account	12,758.4	12,603.1	13,015.3	13,032.3	13,035.7	12,758.4	13,035.7
Separate account	2,477.6	2,520.8	2,470.6	2,696.6	2,738.3	2,477.6	2,738.3
Total AUM	**15,236.0**	**15,123.9**	**15,485.9**	**15,728.9**	**15,774.0**	**15,236.0**	**15,774.0**

(1) Excludes amounts transferred to third parties through reinsurance transactions.

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Employee Benefits

Voya Financial

Page 40 of 69

Employee Benefits Sources of Operating Earnings

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Sources of operating earnings before income taxes:							
Investment spread and other investment income	10.2	11.7	11.6	12.8	11.0	10.2	11.0
Net underwriting gain (loss) and other revenue	95.8	89.4	109.4	104.2	102.8	95.8	102.8
Administrative expenses	(51.5)	(48.6)	(47.4)	(47.5)	(45.9)	(51.5)	(45.9)
Trail commissions	(28.0)	(25.7)	(24.2)	(26.7)	(22.7)	(28.0)	(22.7)
DAC/VOBA and other intangibles amortization, excluding unlocking	(3.4)	(3.0)	(2.6)	(4.2)	(3.9)	(3.4)	(3.9)
DAC/VOBA and other intangibles unlocking	(2.3)	(0.2)	(2.6)	(0.9)	(0.7)	(2.3)	(0.7)
Operating earnings before income taxes	**20.8**	**23.6**	**44.2**	**37.7**	**40.6**	**20.8**	**40.6**
Gross Investment Income							
Fixed income	24.5	24.4	24.7	24.5	24.8	24.5	24.8
Limited partnership income	(0.3)	(0.3)	0.2	0.1	—	(0.3)	—
Prepayment fee income	0.4	1.5	0.4	1.3	0.1	0.4	0.1
Total gross investment income	**24.6**	**25.6**	**25.3**	**25.9**	**24.9**	**24.6**	**24.9**
Investment expenses	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)
Credited interest	(15.2)	(15.1)	(15.2)	(15.2)	(15.4)	(15.2)	(15.4)
Net margin	**8.6**	**9.7**	**9.3**	**9.9**	**8.7**	**8.6**	**8.7**
Other investment income	1.6	2.0	2.3	2.9	2.3	1.6	2.3
Investment spread and other investment income	**10.2**	**11.7**	**11.6**	**12.8**	**11.0**	**10.2**	**11.0**
Group life							
Premiums	123.6	119.0	119.4	122.5	116.1	123.6	116.1
Benefits	(104.4)	(93.7)	(90.3)	(90.6)	(86.1)	(104.4)	(86.1)
Other [(1)]	(2.0)	(2.4)	(2.4)	(2.4)	(1.9)	(2.0)	(1.9)
Total	**17.2**	**22.9**	**26.7**	**29.5**	**28.1**	**17.2**	**28.1**
Loss Ratio (Interest adjusted)	**84.5%**	**78.7%**	**75.6%**	**74.0%**	**74.2%**	**84.5%**	**74.2%**
Group stop loss							
Premiums	209.2	196.1	191.2	193.5	192.9	209.2	192.9
Benefits	(157.5)	(148.9)	(128.7)	(139.8)	(135.7)	(157.5)	(135.7)
Other [(1)]	(0.8)	(1.2)	(1.1)	(0.2)	(2.6)	(0.8)	(2.6)
Total	**50.9**	**46.0**	**61.4**	**53.5**	**54.6**	**50.9**	**54.6**
Loss Ratio	**75.3%**	**75.9%**	**67.3%**	**72.2%**	**70.4%**	**75.3%**	**70.4%**
Voluntary Benefits, Disability, and Other	**27.7**	**20.4**	**21.3**	**21.1**	**20.2**	**27.7**	**20.2**
Net underwriting gain (loss) and other revenue	**95.8**	**89.4**	**109.4**	**104.2**	**102.8**	**95.8**	**102.8**

[(1)] Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

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Voya Financial Page 41 of 69 Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Operating revenues

Net investment income and net realized gains (losses) 25.4 26.8 26.8 28.0 26.5 25.4 26.5

Fee income 15.8 16.0 21.0 15.5 15.8 15.8 15.8

Premiums 359.5 342.0 330.2 334.4 330.0 359.5 330.0

Other revenue (1.0) (1.4) (1.3) (1.7) (1.4) (1.0) (1.4)

Total operating revenues 399.7 383.4 376.7 376.2 370.9 399.7 370.9

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (293.5) (282.3) (252.7) (260.1) (255.4) (293.5) (255.4)

Operating expenses (79.7) (74.3) (71.2) (73.3) (70.3) (79.7) (70.3)

Net amortization of DAC/VOBA (5.7) (3.2) (8.6) (5.1) (4.6) (5.7) (4.6)

Total operating benefits and expenses (378.9) (359.8) (332.5) (338.5) (330.3) (378.9) (330.3)

Operating earnings before income taxes 20.8 23.6 44.2 37.7 40.6 20.8 40.6

Voya Financial Page 42 of 69 Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Sales by Product Line:

Group life (Basic / Sup / AD&D) 42.9 4.9 6.1 6.0 36.6 42.9 36.6

Group stop loss 172.3 16.8 28.2 21.9 203.0 172.3 203.0

Disability 21.8 0.5 2.7 0.2 6.9 21.8 6.9

Association (Life, DI, PAI) — 3.0 0.2 2.0 11.2 — 11.2

Other (PAI) 0.1 — — — 0.6 0.1 0.6

Total group products 237.1 25.2 37.3 30.1 258.3 237.1 258.3

Voluntary products 29.9 6.8 5.6 10.6 14.5 29.9 14.5

Total sales by product line 267.0 32.0 42.9 40.7 272.8 267.0 272.8

Total gross premiums and deposits 410.1 390.9 380.2 383.4 374.6 410.1 374.6

Total annualized in-force premiums 1,706.3 1,603.9 1,599.7 1,579.8 1,564.7 1,706.3 1,564.7

Assets Under Management by Fund Group

General account 1,769.0 1,777.9 1,795.3 1,798.9 1,755.4 1,769.0 1,755.4

Separate account 14.8 15.1 14.4 15.7 16.1 14.8 16.1

Total AUM 1,783.8 1,793.0 1,809.7 1,814.6 1,771.5 1,783.8 1,771.5

Corporate

Voya Financial Page 44 of 69 Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Interest expense (48.7) (48.5) (48.1) (49.9) (48.0) (48.7) (48.0)

Amortization of intangibles (9.1) (9.1) (9.1) (9.2) (9.2) (9.1) (9.2)

Strategic investment program (1) (33.3) (34.7) (31.7) (13.1) — (33.3) —

Other (2) 18.1 10.2 13.3 18.9 9.0 18.1 9.0

Operating earnings before income taxes (73.0) (82.1) (75.6) (53.3) (48.2) (73.0) (48.2)

(1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics, and cross-enterprise initiatives.

(2) The three months ended 9/30/15 include $1.6 million of net investment income from Lehman Recovery/LIHTC.

Closed Blocks (Variable Annuity and Other)

Voya Financial Page 46 of 69 Closed Block Other Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015 3/31/2016 3/31/2015

Operating revenues

Net investment income and net realized gains (losses) 12.7 12.5 14.0 16.3 20.5 12.7 20.5

Fee income — — — — — — —

Premiums 1.7 0.7 0.8 0.1 1.2 1.7 1.2

Other revenue 1.4 0.6 0.1 (0.4) 0.2 1.4 0.2

Total operating revenues 15.8 13.8 14.9 16.0 21.9 15.8 21.9

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders (8.3) (8.4) (8.4) (8.5) (3.8) (8.3) (3.8)

Operating expenses (3.7) (3.4) (3.9) (3.5) (4.3) (3.7) (4.3)

Net amortization of DAC/VOBA — — — — — — —

Interest expense — — — — — — —

Impairment — — — — — — —

Total operating benefits and expenses (12.0) (11.8) (12.3) (12.0) (8.1) (12.0) (8.1)

Operating earnings before income taxes 3.8 2.0 2.6 4.0 13.8 3.8 13.8

Voya Financial
Page 47 of 69

Closed Block Variable Annuity Income (Loss) before income taxes

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Revenues							
Net investment income	67.6	64.4	61.1	54.7	50.9	67.6	50.9
Fee income	245.6	264.2	274.9	291.2	288.0	245.6	288.0
Premiums	107.2	80.3	82.4	164.3	89.2	107.2	89.2
Net realized gains (losses)	31.0	(537.7)	370.3	145.5	(166.2)	31.0	(166.2)
Other revenues and premiums	1.6	1.4	0.3	2.8	2.5	1.6	2.5
Total revenues	**453.0**	**(127.4)**	**789.0**	**658.5**	**264.4**	**453.0**	**264.4**
Benefits and expenses							
Interest credited and other benefits to contract owners/ policyholders	(296.8)	(72.7)	(682.9)	(351.8)	(168.5)	(296.8)	(168.5)
Operating expenses and interest expense	(98.6)	(104.8)	(104.1)	(110.5)	(112.1)	(98.6)	(112.1)
Net amortization of DAC/VOBA	(11.6)	(12.4)	(9.1)	(15.7)	(13.2)	(11.6)	(13.2)
Total benefits and expenses	**(407.0)**	**(189.9)**	**(796.1)**	**(478.0)**	**(293.8)**	**(407.0)**	**(293.8)**
Income (loss) before income taxes	**46.0**	**(317.3)**	**(7.1)**	**180.5**	**(29.4)**	**46.0**	**(29.4)**

The following table presents notable items that result in volatility in income (loss) before income taxes:

	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	YTD 3/31/2016	YTD 3/31/2015
Net gains (losses) related to incurred guaranteed benefits and guarantee hedge program, excluding nonperformance risk [1]	(566.4)	(229.7)	(601.7)	47.5	(305.1)	(566.4)	(305.1)
Gains (losses) related to CHO program [1]	(17.4)	(131.5)	122.4	(14.4)	(2.3)	(17.4)	(2.3)
Gain (loss) due to nonperformance risk [1]	421.2	(156.8)	240.9	(68.2)	56.0	421.2	56.0
Net investment gains (losses) [1]	13.7	(13.5)	(3.1)	—	1.5	13.7	1.5
DAC/VOBA and other intangibles unlocking and loss recognition	(0.5)	(0.1)	4.1	(2.6)	0.3	(0.5)	0.3

[1] Excludes net amortization of DAC/VOBA and other intangibles.

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Voya Financial Page 48 of 69 Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 3/31/2016 12/31/2015 9/30/2015 6/30/2015 3/31/2015

Death and living benefits-account value

GMAB/GMWB 604 631 636 709 749

GMIB 11,275 11,680 11,645 12,962 13,796

GMWBL 13,883 14,128 14,032 15,248 15,766

No living benefits 8,836 9,085 9,049 9,929 10,326

Total (1) 34,598 35,524 35,362 38,848 40,637

Net Amount at Risk (after reinsurance)

Total DB NAR 6,256 6,152 6,630 5,203 4,895

LB NAR

GMAB/GMWB 19 19 21 16 15

GMIB (2) 3,527 3,044 3,385 2,389 2,469

GMWBL(2) 3,014 2,106 2,374 1,271 1,646

Total LB NAR 6,560 5,169 5,780 3,676 4,130

(1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business.

(2) GMIB and GMWBL values represent discounted net amount at risk.

Voya Financial

Page 49 of 69

Closed Block Variable Annuity AUM Rollforward

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Products in accumulation phase							
Balance as of beginning of period	35,575.8	35,411.8	38,902.6	40,691.9	41,132.0	35,575.8	41,132.0
Deposits	28.1	28.1	27.8	33.9	34.0	28.1	34.0
Surrenders, benefits, and product charges	(885.3)	(973.5)	(1,016.6)	(1,439.4)	(1,229.5)	(885.3)	(1,229.5)
Net cash flow	(857.2)	(945.4)	(988.8)	(1,405.5)	(1,195.5)	(857.2)	(1,195.5)
Interest credited and investment performance	(70.7)	1,109.5	(2,502.0)	(383.8)	755.4	(70.7)	755.4
Balance as of end of period	**34,647.9**	**35,575.8**	**35,411.8**	**38,902.6**	**40,691.9**	**34,647.9**	**40,691.9**
End of period contracts in payout status	3,203.5	2,976.0	2,817.4	2,676.8	2,275.8	3,203.5	2,275.8
Total balance as of end of period [(1)]	**37,851.4**	**38,551.8**	**38,229.2**	**41,579.4**	**42,967.7**	**37,851.4**	**42,967.7**
Assets under management by fund group							
General account	3,642.0	3,410.4	3,269.8	3,128.7	2,739.0	3,642.0	2,739.0
Separate account	34,209.4	35,141.4	34,959.4	38,450.7	40,228.7	34,209.4	40,228.7
Total AUM [(1)]	**37,851.4**	**38,551.8**	**38,229.2**	**41,579.4**	**42,967.7**	**37,851.4**	**42,967.7**

[(1)] Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

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Investment Informations

Voya Financial
Page 51 of 69

Portfolio Composition

(in millions USD)	Balances as of									
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	69,248.8	74.4%	67,733.4	76.5%	69,211.8	76.1%	68,162.5	77.2%	71,417.4	76.7%
Fixed maturities, at fair value using the fair value option	3,778.1	4.1%	3,226.6	3.6%	3,595.4	3.9%	3,568.1	4.0%	3,675.3	3.9%
Equity securities, available for sale, before consolidation	380.3	N/M	421.6	N/M	363.2	N/M	279.6	N/M	283.6	N/M
VOE Adjustments	(109.6)	N/M	(89.9)	N/M	(25.0)	N/M	—	N/M	—	N/M
Equity securities, available for sale, at fair value	270.7	0.3%	331.7	0.4%	338.2	0.4%	279.6	0.3%	283.6	0.3%
Short-term investments	1,360.2	1.5%	1,496.7	1.7%	1,572.9	1.7%	1,064.5	1.2%	1,615.5	1.7%
Mortgage loans on real estate	11,065.9	11.8%	10,447.5	11.8%	10,727.2	11.8%	10,366.7	11.7%	10,194.5	11.0%
Policy loans	2,009.4	2.2%	2,002.7	2.3%	2,027.2	2.2%	2,034.1	2.3%	2,074.1	2.2%
Limited partnerships/corporations, before consolidation	1,098.6	N/M	1,233.4	N/M	1,210.2	N/M	1,186.4	N/M	1,066.7	N/M
CLO/VOEs Adjustments [1]	(538.5)	N/M	(632.9)	N/M	(719.6)	N/M	(714.6)	N/M	(691.2)	N/M
Limited partnerships/corporations, after consolidation	560.1	0.6%	510.6	0.6%	465.6	0.5%	471.8	0.5%	375.5	0.4%
Derivatives	2,484.2	2.7%	1,538.5	1.7%	1,919.5	2.1%	1,429.3	1.6%	2,127.0	2.3%
Other investments	89.9	0.1%	91.6	0.1%	92.7	0.1%	93.3	0.1%	97.0	0.1%
Securities pledged to creditors	2,120.4	2.3%	1,112.6	1.3%	1,099.5	1.2%	976.5	1.1%	1,209.7	1.3%
Total investments, after consolidation	**92,987.7**	**100.0%**	**88,491.9**	**100.0%**	**91,050.0**	**100.0%**	**88,446.4**	**100.0%**	**93,069.6**	**100.0%**
Fixed Maturity Securities - Security Sector [2]										
U.S. Government agencies and authorities	4,420.6	5.9%	4,001.6	5.6%	4,484.4	6.1%	3,652.3	5.0%	4,223.3	5.6%
U.S. Corporate - Public	34,744.8	46.1%	33,616.0	46.6%	34,516.0	46.7%	34,049.2	46.8%	36,204.0	47.4%
U.S. Corporate - Private	6,688.8	8.9%	6,641.1	9.2%	6,498.4	8.8%	6,405.9	8.8%	6,155.3	8.1%
Foreign Government / Agency	988.0	1.3%	922.2	1.3%	888.7	1.2%	884.5	1.2%	911.3	1.2%
Foreign Corporate - Public	7,191.2	9.6%	7,101.4	9.8%	7,179.6	9.7%	7,544.0	10.4%	7,770.6	10.2%
Foreign Corporate - Private	7,669.1	10.2%	7,348.6	10.2%	7,702.5	10.4%	7,805.6	10.7%	8,031.1	10.5%
State, municipalities and political subdivisions	1,558.9	2.1%	1,346.2	1.9%	1,166.9	1.6%	840.6	1.2%	798.1	1.0%
Residential mortgaged-backed securities:										
CMO-B Agency	3,471.8	4.6%	3,233.4	4.5%	3,318.2	4.5%	3,323.4	4.6%	3,416.5	4.5%
CMO-B Non-Agency	582.2	0.8%	322.3	0.4%	354.5	0.5%	346.6	0.5%	391.8	0.5%
Agency	1,927.0	2.6%	1,682.2	2.3%	1,725.3	2.3%	1,789.2	2.5%	1,992.9	2.6%
Non-Agency [3]	988.5	1.3%	1,062.2	1.5%	1,135.8	1.5%	1,194.8	1.6%	1,273.9	1.7%
Total Residential mortgage-backed securities	6,969.5	9.3%	6,300.1	8.7%	6,533.8	8.8%	6,654.0	9.2%	7,075.1	9.3%
Commercial mortgage-backed securities	4,191.0	5.6%	4,092.6	5.7%	4,115.2	5.6%	3,987.7	5.5%	4,185.9	5.5%
Other asset-backed securities [3]	725.4	1.0%	702.8	1.0%	821.2	1.1%	883.3	1.2%	947.7	1.2%
Total fixed maturities, including securities pledged [5]	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**
Fixed Maturity Securities - Contractual Maturity Dates										
Due to mature:										
Due in one year or less	1,688.8	2.2%	1,353.2	1.9%	1,393.7	1.9%	1,825.8	2.5%	2,091.4	2.7%
Due after one year through five years	14,403.2	19.2%	13,843.2	19.2%	13,629.5	18.5%	13,257.7	18.2%	13,448.4	17.6%
Due after five years through ten years	20,388.0	27.1%	20,511.7	28.5%	21,075.1	28.5%	20,720.6	28.5%	21,582.6	28.3%
Due after ten years	26,781.4	35.6%	25,269.0	35.0%	26,338.2	35.6%	25,378.0	34.9%	26,971.3	35.4%
CMO-B	4,054.0	5.4%	3,555.7	4.9%	3,672.7	5.0%	3,670.0	5.1%	3,808.3	5.0%
Mortgage-backed securities	7,106.5	9.6%	6,837.0	9.5%	6,976.3	9.4%	6,971.7	9.6%	7,452.7	9.8%
Other asset-backed securities [3]	725.4	1.0%	702.8	1.0%	821.2	1.1%	883.3	1.2%	947.7	1.2%
Total fixed maturities, including securities pledged [5]	**75,147.3**	**100.1%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**
Fixed Maturity Securities - NAIC Quality Designation										
1	43,843.3	58.3%	41,315.4	57.3%	42,700.0	57.8%	40,955.0	56.3%	43,273.9	56.7%
2	27,784.3	37.0%	27,553.9	38.2%	28,034.3	37.9%	28,559.2	39.3%	29,736.5	39.0%
3	2,630.0	3.5%	2,571.7	3.6%	2,645.6	3.6%	2,645.6	3.6%	2,702.0	3.5%
4	613.6	0.8%	421.0	0.6%	296.0	0.4%	324.1	0.4%	342.2	0.4%
5	81.2	0.1%	44.0	0.1%	45.0	0.1%	36.8	0.1%	43.6	0.1%
6	194.9	0.3%	166.6	0.2%	185.8	0.2%	186.4	0.3%	204.2	0.3%
Total fixed maturities, including securities pledged [4] [5]	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**
Fixed Maturity Securities - ARO Quality Rating										
AAA	14,499.5	19.3%	13,201.2	18.3%	13,812.9	18.7%	12,814.2	17.6%	14,001.1	18.3%
AA	4,667.3	6.2%	4,722.7	6.6%	4,749.2	6.4%	4,585.4	6.3%	4,896.3	6.4%
A	22,839.4	30.4%	21,514.3	29.9%	22,228.1	30.1%	21,447.5	29.5%	22,389.8	29.4%
BBB	28,128.1	37.4%	28,013.6	38.8%	28,444.5	38.5%	29,074.7	40.0%	29,882.3	39.2%
BB	3,078.9	4.1%	2,897.4	4.0%	2,938.0	4.0%	2,982.1	4.1%	3,218.4	4.2%
B and below	1,934.1	2.6%	1,723.4	2.4%	1,734.0	2.3%	1,803.2	2.5%	1,914.5	2.5%
Total fixed maturities, including securities pledged [5]	**75,147.3**	**100.0%**	**72,072.6**	**100.0%**	**73,906.7**	**100.0%**	**72,707.1**	**100.0%**	**76,302.4**	**100.0%**

[1] Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.
[2] Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
[3] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
[4] ARO ratings do not directly translate into NAIC ratings.
[5] Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet. Refer to the page in "Additional Information" section.

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Voya Financial

Page 52 of 69

Portfolio Results

(in millions USD)	Three Months Ended										Year-to-Date			
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015		3/31/2016		3/31/2015	
Operating investment income and annualized yield [5]	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**	**Net Investment Income**	**Annualized Yield**
Fixed maturity securities [1]	863.6	5.12 %	847.0	5.03 %	837.8	5.06%	830.2	5.04%	829.5	5.03%	863.6	5.12 %	829.5	5.03%
Equity securities	3.4	6.44 %	2.7	4.08 %	3.2	4.44%	1.1	1.97%	2.7	3.93%	3.4	6.44 %	2.7	3.93%
Mortgage loans	122.9	4.68 %	120.3	4.69 %	122.0	4.76%	120.3	4.80%	119.0	4.88%	122.9	4.68 %	119.0	4.88%
Limited partnerships	(34.1)	(11.69)%	(19.9)	(6.71)%	9.1	3.13%	21.8	7.64%	13.8	5.29%	(34.1)	(11.69)%	13.8	5.29%
Policy loans	26.0	5.31 %	26.2	5.38 %	27.0	5.48%	26.9	5.44%	27.6	5.48%	26.0	5.31 %	27.6	5.48%
Short-term investments	1.4	0.15 %	0.7	0.08 %	0.7	0.07%	0.7	0.10%	0.9	0.11%	1.4	0.15 %	0.9	0.11%
Derivatives [1]	10.2	N/A	12.1	N/A	7.3	N/A	9.3	N/A	8.9	N/A	10.2	N/A	8.9	N/A
Pre payment fee income	16.1	0.07 %	65.7	0.30 %	29.3	0.14%	16.1	0.08%	38.3	0.18%	16.1	0.07 %	38.3	0.18%
Other assets	0.5	N/A	0.8	N/A	0.7	N/A	(0.2)	N/A	1.3	N/A	0.5	N/A	1.3	N/A
Gross investment income before expenses and fees	**1,010.0**	**4.75 %**	**1,055.6**	**4.99 %**	**1,037.1**	**4.96%**	**1,026.2**	**4.98%**	**1,042.0**	**5.05%**	**1,010.0**	**4.75 %**	**1,042.0**	**5.05%**
Expenses and fees	(41.9)	-0.20 %	(41.1)	-0.20 %	(41.7)	-0.20%	(39.7)	-0.20%	(39.5)	-0.19%	(41.9)	-0.20 %	(39.5)	-0.19%
Total investment income and annualized yield	**968.1**	**4.55 %**	**1,014.5**	**4.79 %**	**995.4**	**4.76%**	**986.5**	**4.78%**	**1,002.5**	**4.86%**	**968.1**	**4.55 %**	**1,002.5**	**4.86%**
Less: Closed Block Variable Annuity (CBVA) investment income net of expenses and fees	67.6		64.4		61.1		54.7		50.9		67.6		50.9	
Total investment income, excluding CBVA	**900.5**		**950.1**		**934.3**		**931.8**		**951.6**		**900.5**		**951.6**	
Trading gains/losses [5]														
Fixed maturities	(57.1)		(13.8)		(5.7)		1.4		5.1		(57.1)		5.1	
Equity securities	—		2.8		(0.1)		(0.3)		0.1		—		0.1	
Mortgage loans	(0.1)		0.5		(0.5)		0.9		0.1		(0.1)		0.1	
Other investments	—		1.1		(1.3)		0.6		0.2		—		0.2	
Total trading gains/losses, excluding CBVA	**(57.2)**		**(9.4)**		**(7.6)**		**2.6**		**5.5**		**(57.2)**		**5.5**	
Impairments [5]														
Fixed maturities	(10.7)		(54.5)		(36.5)		(7.3)		(3.5)		(10.7)		(3.5)	
Equity securities	—		—		—		—		(0.1)		—		(0.1)	
Mortgage loans	—		—		—		—		—		—		—	
Other investments	—		—		—		—		—		—		—	
Total impairments, excluding CBVA	**(10.7)**		**(54.5)**		**(36.5)**		**(7.3)**		**(3.6)**		**(10.7)**		**(3.6)**	
Fair value adjustments [2]	**58.1**		**(41.4)**		**17.7**		**8.9**		**65.4**		**58.1**		**65.4**	
Derivatives, including change in fair value of derivatives related to guaranteed benefits, excluding CBVA	**(22.4)**		**(18.9)**		**55.4**		**20.9**		**(67.5)**		**35.0**		**(67.5)**	
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses), excluding CBVA [5]	**25.2**		**(124.2)**		**29.0**		**25.1**		**(0.2)**		**25.2**		**(0.2)**	
CBVA investment income and realized capital gains (losses)	**98.6**		**(473.3)**		**431.4**		**200.2**		**(115.3)**		**98.6**		**(115.3)**	
Businesses exited through reinsurance [3]	**61.2**		**9.8**		**17.6**		**(40.2)**		**37.3**		**61.2**		**37.3**	
Consolidation/eliminations [4]	**19.3**		**43.5**		**(9.6)**		**(9.0)**		**15.1**		**19.3**		**15.1**	
Total investment income and realized capital gains (losses)	**1,104.8**		**405.9**		**1,402.7**		**1,107.9**		**888.5**		**1,104.8**		**888.5**	

[1] Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
[2] Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
[3] Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
[4] Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.
[5] Investment results related to businesses exited through reinsurance are excluded.

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Voya Financial
Alternative Investment Income

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Retirement							
Average alternative investments	417.2	426.4	436.3	414.8	349.1	417.2	349.1
Alternative investment income	(7.9)	(3.6)	1.7	8.6	2.5	(7.9)	2.5
Annuities							
Average alternative investments	259.6	266.2	270.0	260.9	231.4	259.6	231.4
Alternative investment income	(4.9)	(3.9)	2.6	5.0	1.3	(4.9)	1.3
Investment Management							
Average alternative investments	185.5	194.1	219.4	185.7	148.3	185.5	148.3
Alternative investment income	(14.7)	(8.8)	0.4	3.4	6.1	(14.7)	6.1
Individual Life							
Average alternative investments	181.3	179.8	178.4	173.6	155.8	181.3	155.8
Alternative investment income	(2.7)	(2.3)	2.8	3.7	1.1	(2.7)	1.1
Employee Benefits							
Average alternative investments	41.1	43.4	44.4	42.0	34.7	41.1	34.7
Alternative investment income	(0.8)	(0.5)	0.2	0.9	0.2	(0.8)	0.2
Total Ongoing Business							
Average alternative investments	**1,084.7**	**1,109.9**	**1,148.5**	**1,077.0**	**919.3**	**1,084.7**	**919.3**
Alternative investment income	**(31.0)**	**(19.1)**	**7.7**	**21.6**	**11.2**	**(31.0)**	**11.2**
Corporate [1]							
Average alternative investments	—	—	—	—	109.8	—	109.8
Alternative investment income	—	—	—	—	2.8	—	2.8
Closed Blocks [2]							
Average alternative investments	8.3	23.6	28.2	30.5	23.4	8.3	23.4
Alternative investment income	(0.1)	(0.1)	—	0.7	0.2	(0.1)	0.2
Total Consolidated [3]							
Average alternative investments	**1,093.0**	**1,133.5**	**1,176.7**	**1,107.5**	**1,052.5**	**1,093.0**	**1,052.5**
Alternative investment income	**(31.1)**	**(19.2)**	**7.7**	**22.3**	**14.2**	**(31.1)**	**14.2**

(1) Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to the excess capital in the Corporate segment is now allocated to all segments in proportion to each segment's target statutory capital.

(2) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

(3) Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the three months ending 9/30/15.

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Voya Financial

Unrealized Gains (Losses)

(in millions USD)	Balances as of									
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed Maturities, available for sale (including securities pledged)										
Aging Schedule										
Less than 20%	(503.9)	61.1%	(1,015.1)	64.4%	(782.4)	74.4%	(703.7)	93.6%	(206.2)	85.7%
20% or more for less than six months	(206.5)	25.0%	(524.5)	33.2%	(254.9)	24.2%	(32.6)	4.3%	(30.9)	12.8%
20% or more for six months or greater	(114.3)	13.9%	(38.5)	2.4%	(14.6)	1.4%	(15.6)	2.1%	(3.6)	1.5%
Total unrealized loss	**(824.7)**	**100.0%**	**(1,578.1)**	**100.0%**	**(1,051.9)**	**100.0%**	**(751.9)**	**100.0%**	**(240.7)**	**100.0%**
Total unrealized gain	**5,271.3**		**3,700.8**		**4,542.7**		**4,432.3**		**7,018.0**	
Net unrealized gain (loss)	**4,446.6**		**2,122.7**		**3,490.8**		**3,680.4**		**6,777.3**	
Fixed Maturities Securities by Security Sector - Net unrealized gain (loss) [(1)]										
US Treasuries and US government agencies and authorities	764.2		555.4		635.2		502.6		775.0	
US Corporate - Public	2,127.4		821.7		1,477.4		1,566.1		3,490.3	
US Corporate - Private	268.6		113.6		216.6		204.9		415.4	
Foreign Government / Agency	27.9		(8.0)		0.7		26.4		46.4	
Foreign Corporate - Public	116.4		(97.5)		46.3		218.9		509.7	
Foreign Corporate - Private	343.9		96.1		305.5		380.6		547.1	
State, municipalities, and political subdivisions	61.9		8.4		14.6		1.2		43.8	
Residential mortgaged-backed securities:										
CMO-B Agency	332.7		309.7		364.9		368.4		385.3	
CMO-B Non-Agency	109.7		102.7		111.7		105.6		123.1	
Agency	43.5		24.6		38.6		31.0		51.6	
Non-Agency	41.3		59.8		69.0		77.7		77.5	
Total residential mortgage-backed securities	**527.2**		**496.8**		**584.2**		**582.7**		**637.5**	
Commercial mortgage-backed securities	195.3		124.8		189.9		179.1		288.9	
Other asset-backed securities [(1)]	13.8		11.4		20.4		17.9		23.2	
Total net unrealized gain (loss)	**4,446.6**		**2,122.7**		**3,490.8**		**3,680.4**		**6,777.3**	

[(1)] Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

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Voya Financial
Asset Backed Securities

(in millions USD)	Balances as of									
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
RMBS Balances by Collateral Type (1) (2)	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Prime Agency	5,398.9	4,963.1	4,915.4	4,522.7	5,043.5	4,574.7	5,105.1	4,641.1	5,401.7	4,894.0
Prime / Non-Agency	828.7	705.3	591.5	473.8	648.3	518.5	671.4	545.3	751.1	607.4
Alt-A RMBS	304.3	260.8	332.0	283.3	352.2	298.7	367.0	313.6	392.8	334.7
Subprime Mortgage-Backed Securities	437.6	414.8	461.2	428.6	489.8	452.4	510.5	468.0	529.5	487.5
Total	**6,969.5**	**6,344.0**	**6,300.1**	**5,708.4**	**6,533.8**	**5,844.3**	**6,654.0**	**5,968.0**	**7,075.1**	**6,323.6**

(in millions USD)	Balances as of									
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
CMBS Balances by Year of Origination (1) (2)	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	846.8	810.6	747.9	745.5	394.4	389.0	115.5	118.7	66.3	64.8
2014	760.4	715.4	738.5	722.7	722.3	695.0	631.9	623.9	687.5	639.5
2013	631.1	572.9	554.6	521.4	555.8	511.1	516.5	488.2	542.1	487.6
2012	29.4	27.8	19.6	19.3	29.8	28.7	21.4	20.8	22.0	20.7
2011	60.0	58.0	46.0	45.9	33.1	32.5	11.8	11.9	12.2	11.9
2010	23.7	23.0	17.1	16.9	16.6	16.2	15.6	15.5	16.3	15.8
2008	10.0	9.8	10.3	9.6	10.8	9.7	10.9	9.6	11.0	9.6
2007	1,031.6	992.1	1,063.7	1,012.5	1,079.6	1,008.4	1,093.2	1,008.5	1,109.9	1,011.1
2006	577.2	569.0	812.2	793.8	1,033.9	1,000.8	1,134.4	1,085.4	1,156.6	1,093.0
2005 and prior	74.3	72.1	82.7	80.2	238.9	233.9	436.5	426.1	562.0	543.0
Total	**4,191.0**	**3,995.7**	**4,092.6**	**3,967.8**	**4,115.2**	**3,925.3**	**3,987.7**	**3,808.6**	**4,185.9**	**3,897.0**

(in millions USD)	Balances as of									
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
Other ABS Balances by Loan Classification (1) (2) (3)	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Credit Card Receivables	371.9	362.5	387.0	380.7	461.6	448.2	469.7	457.7	527.7	511.4
Automobile Receivables	172.1	172.2	121.9	122.1	134.1	134.0	145.7	145.6	170.5	170.2
CLO's (1)	25.7	25.3	10.0	10.0	13.4	13.4	66.1	64.9	65.1	64.1
Other	155.7	151.6	183.9	178.6	212.1	205.2	201.8	197.2	184.4	178.8
Total	**725.4**	**711.6**	**702.8**	**691.4**	**821.2**	**800.8**	**883.3**	**865.4**	**947.7**	**924.5**

(1) Excludes consolidated CLO's.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

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Voya Financial

Page 56 of 69

RMBS Securities Summary

As of March 31, 2016

RMBS [1] by Rating and Origination Year

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
NAIC Designation [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	5,384.9	4,947.8	563.4	514.9	248.1	206.7	399.2	373.5	6,595.6	6,042.9
2	—	—	72.0	71.1	4.9	4.9	18.8	21.1	95.7	97.1
3	—	—	5.5	3.9	3.3	1.6	11.3	10.5	20.1	16.0
4	14.0	15.3	2.6	0.1	0.3	0.2	6.8	7.9	23.7	23.5
5	—	—	35.4	25.8	29.8	29.8	1.1	1.5	66.3	57.1
6	—	—	149.8	89.5	17.9	17.6	0.4	0.3	168.1	107.4
Total by rating	5,398.9	4,963.1	828.7	705.3	304.3	260.8	437.6	414.8	6,969.5	6,344.0

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
ARO Rating [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	5,381.9	4,944.8	16.1	15.6	0.1	0.1	—	—	5,398.1	4,960.5
AA	0.5	0.5	6.8	5.8	0.3	0.3	5.6	5.6	13.2	12.2
A	2.5	2.5	8.6	8.5	2.4	2.4	15.9	16.6	29.4	30.0
BBB	—	—	48.6	48.9	8.9	9.1	36.2	38.5	93.7	96.5
BB	—	—	219.1	209.5	8.7	8.7	23.5	24.8	251.3	243.0
B and below	14.0	15.3	529.5	417.0	283.9	240.2	356.4	329.3	1,183.8	1,001.8
Total by rating	5,398.9	4,963.1	828.7	705.3	304.3	260.8	437.6	414.8	6,969.5	6,344.0

(in millions USD)	Prime Agency		Prime/Non-Agency		Alt-A RMBS		Subprime Mortgage-Backed Securities		Total	
Origination Year [2]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2015	252.1	249.3	51.5	49.6	—	—	—	—	303.6	298.9
2014	532.8	521.8	188.6	183.0	—	—	—	—	721.4	704.8
2013	989.7	962.4	16.9	16.3	—	—	—	—	1,006.6	978.7
2012	635.4	633.0	—	—	—	—	—	—	635.4	633.0
2011	698.7	669.8	—	—	—	—	—	—	698.7	669.8
2010	542.2	516.1	14.2	13.8	—	—	—	—	556.4	529.9
2009	180.8	178.7	4.1	4.2	—	—	—	—	184.9	182.9
2008	127.2	116.5	—	—	—	—	—	—	127.2	116.5
2007	296.2	266.8	121.3	108.4	100.6	91.1	127.7	115.4	645.8	581.7
2006	339.0	253.8	155.6	89.7	82.0	58.4	116.6	104.0	693.2	505.9
2005 and prior	664.0	454.4	276.5	240.3	121.7	111.3	193.3	195.4	1,255.5	1,001.4
Total by origination year	5,398.9	4,963.1	828.7	705.3	304.3	260.8	437.6	414.8	6,969.5	6,344.0

(1) Subprime mortgage-backed securities are included in RMBS under this presentation.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in "Additional Information" section.

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Voya Financial
CMBS and Other Asset-Backed Securities Summary

As of March 31, 2016

CMBS by Rating and Origination Year

(in millions USD)	AAA		AA		A		BBB		BB		B & Below		Total	
Origination Year [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
2016	145.8	144.3	—	—	—	—	—	—	—	—	—	—	145.8	144.3
2015	785.1	748.9	48.9	48.9	12.8	12.8	—	—	—	—	—	—	846.8	810.6
2014	751.4	706.4	8.0	8.0	1.0	1.0	—	—	—	—	—	—	760.4	715.4
2013	628.2	570.0	—	—	2.9	2.9	—	—	—	—	—	—	631.1	572.9
2012	29.4	27.8	—	—	—	—	—	—	—	—	—	—	29.4	27.8
2011	60.0	58.0	—	—	—	—	—	—	—	—	—	—	60.0	58.0
2010	23.6	22.9	0.1	0.1	—	—	—	—	—	—	—	—	23.7	23.0
2009	0.7	0.7	—	—	—	—	—	—	—	—	—	—	0.7	0.7
2008	—	—	—	—	—	—	—	—	10.0	9.8	—	—	10.0	9.8
2007	185.4	180.0	202.6	197.6	188.0	183.6	155.1	152.1	197.9	183.1	102.6	95.7	1,031.6	992.1
2006	204.3	203.6	75.0	74.2	122.1	120.9	86.1	85.2	50.4	49.6	39.3	35.5	577.2	569.0
2005 and prior	22.1	21.3	1.1	1.1	33.4	33.5	—	—	7.7	7.5	10.0	8.7	74.3	72.1
Total by origination year	**2,836.0**	**2,683.9**	**335.7**	**329.9**	**360.2**	**354.7**	**241.2**	**237.3**	**266.0**	**250.0**	**151.9**	**139.9**	**4,191.0**	**3,995.7**

Other Asset-Backed Securities [1] by Rating and Classification

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
ARO Rating [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	371.9	362.5	172.1	172.2	10.2	10.2	83.4	80.8	637.6	625.7
AA	—	—	—	—	—	—	2.6	2.4	2.6	2.4
A	—	—	—	—	—	—	12.7	13.0	12.7	13.0
BBB	—	—	—	—	—	—	47.7	47.0	47.7	47.0
BB	—	—	—	—	—	—	9.3	8.4	9.3	8.4
B and below	—	—	—	—	15.5	15.1	—	—	15.5	15.1
Total by rating	**371.9**	**362.5**	**172.1**	**172.2**	**25.7**	**25.3**	**155.7**	**151.6**	**725.4**	**711.6**

(in millions USD)	Credit Card Receivables		Automobile Receivables		CLO's [2]		Other		Total	
NAIC Designation [3]	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
1	371.9	362.5	172.1	172.2	10.2	10.2	125.1	123.0	679.3	667.9
2	—	—	—	—	—	—	11.4	10.5	11.4	10.5
3	—	—	—	—	—	—	15.5	14.7	15.5	14.7
4	—	—	—	—	15.5	15.1	3.7	3.4	19.2	18.5
5	—	—	—	—	—	—	—	—	—	—
6	—	—	—	—	—	—	—	—	—	—
Total by rating	**371.9**	**362.5**	**172.1**	**172.2**	**25.7**	**25.3**	**155.7**	**151.6**	**725.4**	**711.6**

[1] Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.
[2] Excludes consolidated CLO's
[3] Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in "Additional Information" section.

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Mortgage Loans on Real Estate

(in millions USD)	Balances as of									
	3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Region (1)										
Pacific	2,649.1	23.9%	2,605.3	24.9%	2,708.1	25.3%	2,649.2	25.5%	2,566.5	25.2%
South Atlantic	2,557.4	23.1%	2,318.9	22.2%	2,321.3	21.6%	2,272.3	21.9%	2,214.7	21.7%
Middle Atlantic	1,498.9	13.6%	1,499.1	14.3%	1,506.3	14.0%	1,429.4	13.8%	1,447.0	14.2%
East North Central	1,226.7	11.1%	1,103.3	10.6%	1,137.6	10.6%	1,035.7	10.0%	1,049.5	10.3%
West South Central	1,144.5	10.3%	1,103.7	10.6%	1,235.5	11.5%	1,171.4	11.3%	1,145.7	11.2%
Mountain	1,066.9	9.6%	924.2	8.8%	913.7	8.5%	867.1	8.4%	852.9	8.4%
West North Central	519.7	4.7%	488.8	4.7%	497.8	4.7%	505.4	4.9%	501.8	4.9%
New England	217.8	2.0%	222.8	2.1%	228.6	2.1%	230.5	2.2%	204.8	2.0%
East South Central	188.2	1.7%	184.6	1.8%	181.6	1.7%	208.5	2.0%	214.3	2.1%
Total Commercial Mortgage Loans	11,069.2	100.0%	10,450.7	100.0%	10,730.5	100.0%	10,369.5	100.0%	10,197.2	100.0%
Property Type (1)										
Industrial	2,365.9	21.4%	2,161.3	20.7%	2,481.7	23.1%	2,363.8	22.8%	2,177.7	21.4%
Retail	3,736.0	33.8%	3,672.8	35.1%	3,714.7	34.6%	3,717.1	35.8%	3,539.2	34.6%
Office	1,768.7	16.0%	1,617.7	15.5%	1,583.8	14.8%	1,406.5	13.6%	1,274.7	12.5%
Apartments	2,146.3	19.4%	1,942.9	18.6%	1,886.6	17.6%	1,823.0	17.6%	1,762.3	17.3%
Hotel/Motel	421.5	3.8%	425.0	4.1%	428.0	4.0%	399.3	3.9%	387.3	3.8%
Other	515.3	4.6%	525.9	5.0%	530.1	4.9%	553.6	5.3%	752.3	7.4%
Mixed Use	115.5	1.0%	105.1	1.0%	105.6	1.0%	106.2	1.0%	303.7	3.0%
Total Commercial Mortgage Loans	11,069.2	100.0%	10,450.7	100.0%	10,730.5	100.0%	10,369.5	100.0%	10,197.2	100.0%
Loan Size (1)										
Under $5 million	1,228.5	11.1%	1,181.3	10.7%	1,266.7	12.1%	1,318.2	12.7%	1,376.2	13.5%
$5 million but less than $10 million	1,670.7	15.1%	1,586.6	14.3%	1,605.9	15.4%	1,618.2	15.6%	1,584.6	15.5%
$10 million but less than $20 million	2,726.0	24.6%	2,579.0	23.3%	2,548.5	24.4%	2,485.3	24.0%	2,367.2	23.2%
$20 million but less than $30 million	1,584.2	14.3%	1,487.9	13.4%	1,516.3	14.5%	1,500.2	14.5%	1,449.7	14.2%
$30 million and over	3,859.8	34.9%	3,615.9	32.7%	3,793.1	36.3%	3,447.6	33.2%	3,419.5	33.6%
Total Commercial Mortgage Loans	**11,069.2**	**100.0%**	**10,450.7**	**94.4%**	**10,730.5**	**102.7%**	**10,369.5**	**100.0%**	**10,197.2**	**100.0%**
Other Stats (as ratios)										
LTV - Origination	60.2%		60.0%		60.1%		60.1%		60.2%	
LTV - Current	54.1%		53.7%		55.2%		55.8%		55.8%	
Debt Service Coverage	2.2		2.2		2.1		2.0		2.0	
Other Stats (in millions USD)										
Allowance for loan losses	3.3		3.2		3.3		2.8		2.7	

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

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Voya Financial

Page 59 of 69

U.S. and Foreign Corporate Securities

Summary of Corporate Securities by Industry Category

(in millions USD)		Balances as of									
		3/31/2016		12/31/2015		9/30/2015		6/30/2015		3/31/2015	
Type	Industry	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Public	Communications	3,798.6	9.1%	3,670.0	9.0%	3,704.2	8.9%	3,790.4	9.1%	4,084.2	9.3%
	Financial	7,640.1	18.2%	7,426.5	18.2%	7,319.5	17.6%	7,117.7	17.1%	7,661.1	17.4%
	Industrial and other companies	18,723.9	44.6%	17,628.2	43.4%	18,210.6	43.6%	17,995.2	43.3%	18,719.8	42.5%
	Energy	5,327.6	12.7%	5,859.1	14.4%	6,334.9	15.2%	6,714.4	16.1%	7,278.2	16.6%
	Utilities	5,104.5	12.2%	4,864.1	11.9%	4,866.7	11.7%	4,773.9	11.5%	4,969.9	11.3%
	Transportation	1,341.3	3.2%	1,269.5	3.1%	1,259.7	3.0%	1,201.6	2.9%	1,261.4	2.9%
	Total by public industries	41,936.0	100.0%	40,717.4	100.0%	41,695.6	100.0%	41,593.2	100.0%	43,974.6	100.0%
Private	Communications	482.2	3.4%	464.0	3.3%	425.1	3.0%	437.1	3.1%	372.5	2.6%
	Financial	811.4	5.7%	931.1	6.7%	977.8	6.9%	1,006.1	7.1%	931.4	6.6%
	Industrial and other companies	7,897.8	55.0%	7,612.5	54.4%	7,627.3	53.6%	7,767.3	54.6%	7,696.7	54.2%
	Energy	1,549.4	10.7%	1,472.2	10.5%	1,598.3	11.3%	1,667.2	11.7%	1,716.7	12.1%
	Utilities	3,120.8	21.7%	3,043.8	21.8%	3,090.7	21.8%	2,856.7	20.1%	2,975.4	21.0%
	Transportation	496.3	3.5%	466.1	3.3%	481.7	3.4%	477.1	3.4%	493.7	3.5%
	Total by private industries	14,357.9	100.0%	13,989.7	100.0%	14,200.9	100.0%	14,211.5	100.0%	14,186.4	100.0%
Totals	Communications	4,280.8	7.6%	4,134.0	7.6%	4,129.3	7.4%	4,227.5	7.6%	4,456.7	7.7%
	Financial	8,451.5	15.0%	8,357.6	15.3%	8,297.3	14.8%	8,123.8	14.6%	8,592.5	14.8%
	Industrial and other companies	26,621.7	47.3%	25,240.7	46.0%	25,837.9	46.3%	25,762.5	46.1%	26,416.5	45.3%
	Energy	6,877.0	12.2%	7,331.3	13.4%	7,933.2	14.2%	8,381.6	15.0%	8,994.9	15.5%
	Utilities	8,225.3	14.6%	7,907.9	14.5%	7,957.4	14.2%	7,630.6	13.7%	7,945.3	13.7%
	Transportation	1,837.6	3.3%	1,735.6	3.2%	1,741.4	3.1%	1,678.7	3.0%	1,755.1	3.0%
	Total by industry categories	**56,293.9**	**100.0%**	**54,707.1**	**100.0%**	**55,896.5**	**100.0%**	**55,804.7**	**100.0%**	**58,161.0**	**100.0%**

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Page 60 of 69

Exposure to European Debt-Fixed Maturities and Equity Securities

As of March 31, 2016

(in millions USD)	Sovereign Debt		Corporate - Financial		Corporate - Non-Financial		Total		Total	
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Amortized Cost	% of Total
Ireland	—	—%	—	—%	185.8	2.4%	185.8	2.1%	166.4	2.0%
Italy	—	—%	—	—%	300.4	3.9%	300.4	3.4%	282.6	3.4%
Portugal	—	—%	—	—%	10.2	0.1%	10.2	0.1%	8.4	0.1%
Spain	—	—%	—	—%	166.7	2.2%	166.7	1.9%	147.1	1.7%
Total Peripheral Euro-Zone	**—**	**—%**	**—**	**—%**	**663.1**	**8.6%**	**663.1**	**7.5%**	**604.5**	**7.2%**
Austria	—	—%	—	—%	—	—%	—	—%	—	—%
Belgium	37.4	15.1%	—	—%	447.4	5.8%	484.8	5.4%	428.0	5.1%
Bulgaria	—	—%	—	—%	—	—%	—	—%	—	—%
Croatia	28.1	11.3%	—	—%	—	—%	28.1	0.3%	25.7	0.3%
Czech Republic	—	—%	—	—%	10.6	0.1%	10.6	0.1%	10.0	0.1%
Denmark	—	—%	—	—%	122.5	1.6%	122.5	1.4%	115.3	1.4%
Finland	—	—%	—	—%	17.4	0.2%	17.4	0.2%	17.0	0.2%
France	—	—%	144.8	14.6%	433.7	5.6%	578.5	6.5%	544.5	6.5%
Germany	—	—%	29.4	3.0%	740.8	9.6%	770.2	8.6%	739.9	8.8%
Hungary	—	—%	—	—%	—	—%	—	—%	—	—%
Iceland	—	—%	—	—%	—	—%	—	—%	—	—%
Kazakhstan	43.7	17.6%	1.1	0.1%	20.8	0.3%	65.6	0.7%	66.5	0.8%
Latvia	4.7	1.9%	—	—%	—	—%	4.7	0.1%	4.5	0.1%
Lithuania	34.3	13.8%	—	—%	—	—%	34.3	0.4%	30.1	0.4%
Luxembourg	—	—%	—	—%	—	—%	—	—%	—	—%
Netherlands	—	—%	145.8	14.7%	945.8	12.4%	1,091.6	12.1%	1,036.7	12.2%
Norway	—	—%	—	—%	269.1	3.5%	269.1	3.0%	261.0	3.1%
Russian Federation	51.1	20.6%	5.1	0.5%	83.9	1.1%	140.1	1.6%	130.1	1.5%
Slovakia	5.7	2.3%	—	—%	—	—%	5.7	0.1%	5.0	0.1%
Slovenia	—	—%	—	—%	—	—%	—	—%	—	—%
Sweden	—	—%	33.5	3.4%	82.0	1.1%	115.5	1.3%	109.1	1.3%
Switzerland	—	—%	290.0	29.2%	660.9	8.6%	950.9	10.7%	888.8	10.6%
Turkey	43.2	17.4%	—	—%	85.8	1.1%	129.0	1.4%	125.8	1.5%
United Kingdom	—	—%	341.5	34.5%	3,098.1	40.4%	3,439.6	38.6%	3,278.4	38.8%
Total Non-Peripheral Europe	**248.2**	**100.0%**	**991.2**	**100.0%**	**7,018.8**	**91.4%**	**8,258.2**	**92.5%**	**7,816.4**	**92.8%**
Total Europe	**248.2**	**100.0%**	**991.2**	**100.0%**	**7,681.9**	**100.0%**	**8,921.3**	**100.0%**	**8,420.9**	**100.0%**

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Additional Informations

Page 62 of 69

Voya Financial
Adjustments to Operating Earnings by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
DAC/VOBA and other intangibles unlocking							
Retirement	1.8	11.7	(48.2)	3.5	(4.2)	1.8	(4.2)
Annuities	8.0	10.9	(12.9)	5.0	9.5	8.0	9.5
Investment Management	—	—	—	—	—	—	—
Individual Life	(7.9)	5.5	(29.4)	(14.6)	0.1	(7.9)	0.1
Employee Benefits	(2.3)	(0.2)	(2.6)	(0.9)	(0.7)	(2.3)	(0.7)
Ongoing Business	**(0.4)**	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**(0.4)**	**4.7**
Corporate	—	—	—	—	—	—	—
Total Closed Blocks	—	—	—	—	—	—	—
Total DAC/VOBA and other intangibles unlocking	**(0.4)**	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**(0.4)**	**4.7**
Additional adjustments [(1)]							
Retirement	—	—	—	—	—	—	—
Annuities	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Individual Life	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	—
Ongoing Business	**—**	**—**	**—**	**—**	**—**	**—**	**—**
Corporate	(48.7)	(48.5)	(46.5)	(49.9)	(48.0)	(48.7)	(48.0)
Total Closed Blocks	—	—	—	—	—	—	—
Total additional adjustments	**(48.7)**	**(48.5)**	**(46.5)**	**(49.9)**	**(48.0)**	**(48.7)**	**(48.0)**
Total adjustments to operating earnings							
Retirement	1.8	11.7	(48.2)	3.5	(4.2)	1.8	(4.2)
Annuities	8.0	10.9	(12.9)	5.0	9.5	8.0	9.5
Investment Management	—	—	—	—	—	—	—
Individual Life	(7.9)	5.5	(29.4)	(14.6)	0.1	(7.9)	0.1
Employee Benefits	(2.3)	(0.2)	(2.6)	(0.9)	(0.7)	(2.3)	(0.7)
Ongoing Business	**(0.4)**	**27.9**	**(93.1)**	**(7.0)**	**4.7**	**(0.4)**	**4.7**
Corporate	(48.7)	(48.5)	(46.5)	(49.9)	(48.0)	(48.7)	(48.0)
Total Closed Blocks	—	—	—	—	—	—	—
Total adjustments to operating earnings	**(49.1)**	**(20.6)**	**(139.6)**	**(56.9)**	**(43.3)**	**(49.1)**	**(43.3)**

[(1)] Includes the impact of interest expenses and the Net gain (loss) from Lehman Recovery/LIHTC.

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Calculation and Reconciliation of ROE and ROC

(in millions USD, unless otherwise indicated)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Twelve Months Ended 3/31/2016	12/31/2015
GAAP Return on Equity:							
Net income (loss) available to Voya Financial, Inc.'s common shareholders	**191.6**	**(106.8)**	**40.3**	**285.2**	**189.6**	**410.3**	**408.3**
Voya Financial, Inc. shareholders' equity: end of period	14,461	13,436	14,286	14,856	16,144	14,461	13,436
Voya Financial, Inc. shareholders' equity: average for period	13,949	13,861	14,571	15,500	16,145	14,470	15,019
GAAP Return on Equity	**5.5%**	**(3.1)%**	**1.1%**	**7.4%**	**4.7%**	**2.8%**	**2.7%**
Ongoing Business Adjusted Operating Return on Capital and Adjusted Operating Return on Equity:							
Ongoing Business adjusted operating earnings before income taxes	239.4	340.6	303.1	318.8	319.3	1,201.9	1,281.8
Income taxes on adjusted operating earnings [1]	(76.6)	(109.0)	(97.0)	(102.0)	(102.2)	(384.6)	(410.3)
Ongoing Business adjusted operating earnings after income taxes	162.8	231.6	206.1	216.8	217.1	817.3	871.5
Interest expense after-tax [2]	(19.7)	(19.7)	(20.6)	(20.9)	(20.9)	(80.9)	(82.1)
Ongoing Business adjusted operating earnings after income taxes and interest expense	**143.1**	**211.9**	**185.5**	**195.9**	**196.2**	**736.4**	**789.4**
End of period capital for Ongoing Business	**8,370**	**8,377**	**8,643**	**8,841**	**8,864**	**8,370**	**8,377**
Average capital for Ongoing Business	8,374	8,377	8,743	8,852	8,819	8,587	8,697
Average debt (based on 25% debt-to-capital ratio)	(2,094)	(2,094)	(2,186)	(2,213)	(2,205)	(2,147)	(2,175)
Average equity for Ongoing Business	**6,280**	**6,283**	**6,557**	**6,639**	**6,614**	**6,440**	**6,522**
Adjusted Operating Return on Capital for Ongoing Business	**7.8%**	**11.1 %**	**9.4%**	**9.8%**	**9.8%**	**9.5%**	**10.0%**
Adjusted Operating Return on Equity for Ongoing Business [2]	**9.1%**	**13.5 %**	**11.3%**	**11.8%**	**11.9%**	**11.4%**	**12.1%**

[1] Assumes a 32% tax rate on operating earnings described as "after tax".

[2] Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented.

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Voya Financial

Operating Revenues by Segment

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Operating revenues							
Retirement	937.7	662.5	1,137.3	593.8	600.5	937.7	600.5
Annuities	303.0	322.2	314.4	310.4	315.6	303.0	315.6
Investment Management	132.2	147.9	152.6	158.6	163.1	132.2	163.1
Individual Life	624.0	614.9	670.1	662.9	668.8	624.0	668.8
Employee Benefits	399.7	383.4	376.7	376.2	370.9	399.7	370.9
Ongoing Business	**2,396.6**	**2,130.9**	**2,651.1**	**2,101.9**	**2,118.9**	**2,396.6**	**2,118.9**
Corporate	12.9	16.7	14.1	18.6	20.4	12.9	20.4
Total Closed Blocks	15.8	13.8	14.9	16.0	21.9	15.8	21.9
Total operating revenues	**2,425.3**	**2,161.4**	**2,680.1**	**2,136.5**	**2,161.2**	**2,425.3**	**2,161.2**
Adjustments							
Closed Block Variable Annuity	453.0	(127.4)	789.0	658.5	264.4	453.0	264.4
Net realized investment gains (losses) and related charges and adjustments	(107.7)	(86.0)	(97.8)	(19.1)	53.1	(107.7)	53.1
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	130.1	(38.7)	119.9	44.4	(53.6)	130.1	(53.6)
Revenues (losses) related to business exited through reinsurance or divestment	58.5	9.9	27.3	(52.2)	40.6	58.5	40.6
Revenues (loss) attributable to noncontrolling interests	22.5	17.7	146.8	159.8	89.8	22.5	89.8
Other adjustments to operating revenues [1]	27.6	35.9	31.1	40.2	48.9	27.6	48.9
Total revenue	**3,009.3**	**1,972.8**	**3,696.4**	**2,968.1**	**2,604.4**	**3,009.3**	**2,604.4**

[1] Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments' operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

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Voya Financial
Ongoing Business Sources of Earnings Reconciliation

	Three Months Ended					Year-to-Date	
(in millions USD)	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Investment spread and other investment income:							
Net investment income and net realized gains (losses)							
Retirement	400.7	411.9	395.1	382.1	388.9	400.7	388.9
Annuities	255.1	273.1	264.8	263.2	267.0	255.1	267.0
Investment Management	(14.7)	(8.8)	0.4	3.4	6.1	(14.7)	6.1
Individual Life	207.9	217.4	218.8	220.8	222.4	207.9	222.4
Employee Benefits	25.4	26.8	26.8	28.0	26.5	25.4	26.5
Total Ongoing Business	**874.4**	**920.4**	**905.9**	**897.5**	**910.9**	**874.4**	**910.9**
Adjustments:							
Interest credited	(523.5)	(528.7)	(530.1)	(519.6)	(515.7)	(523.5)	(515.7)
Credit facility fees	(1.8)	(2.1)	(2.1)	(2.3)	(2.0)	(1.8)	(2.0)
Other	(4.5)	(3.9)	(3.9)	(3.0)	(4.6)	(4.5)	(4.6)
Total	**(529.8)**	**(534.7)**	**(536.1)**	**(524.9)**	**(522.3)**	**(529.8)**	**(522.3)**
Ongoing investment spread and other investment income	**344.6**	**385.7**	**369.8**	**372.6**	**388.6**	**344.6**	**388.6**
Fee based margin:							
Fee income							
Retirement	165.1	179.4	180.9	188.9	186.9	165.1	186.9
Annuities	15.8	16.4	16.0	16.0	15.2	15.8	15.2
Investment Management	139.3	145.1	145.0	147.6	146.9	139.3	146.9
Individual Life	297.2	283.1	307.0	287.0	295.3	297.2	295.3
Employee Benefits	15.8	16.0	21.0	15.5	15.8	15.8	15.8
Total	**633.2**	**640.0**	**669.9**	**655.0**	**660.1**	**633.2**	**660.1**
Other revenue							
Retirement	17.3	15.8	17.7	19.1	14.0	17.3	14.0
Annuities	4.3	3.5	3.5	3.9	3.6	4.3	3.6
Investment Management	7.6	11.6	7.2	7.6	10.1	7.6	10.1
Individual Life	4.4	4.6	4.1	3.7	4.5	4.4	4.5
Employee Benefits	(1.0)	(1.4)	(1.3)	(1.7)	(1.4)	(1.0)	(1.4)
Total	**32.6**	**34.1**	**31.2**	**32.6**	**30.8**	**32.6**	**30.8**
Total Ongoing Business	**665.8**	**674.1**	**701.1**	**687.6**	**690.9**	**665.8**	**690.9**
Adjustments:							
Surrender fees and MVA charges	(4.8)	0.1	(6.8)	(7.2)	(2.3)	(4.8)	(2.3)
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	(307.9)	(293.8)	(322.5)	(297.0)	(305.4)	(307.9)	(305.4)
Other	(1.2)	(3.1)	0.9	(0.3)	(1.2)	(1.2)	(1.2)
Total	**(313.9)**	**(296.8)**	**(328.4)**	**(304.5)**	**(308.9)**	**(313.9)**	**(308.9)**
Ongoing fee based margin	**351.9**	**377.3**	**372.7**	**383.1**	**382.0**	**351.9**	**382.0**

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Voya Financial

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	Year-to-Date 3/31/2016	3/31/2015
Net underwriting gain (loss) and other revenue:							
Premiums							
Retirement	354.6	55.4	543.6	3.7	10.7	354.6	10.7
Annuities	27.8	29.2	30.1	27.3	29.8	27.8	29.8
Investment Management	—	—	—	—	—	—	—
Individual Life	114.5	109.8	140.2	151.4	146.6	114.5	146.6
Employee Benefits	359.5	342.0	330.2	334.4	330.0	359.5	330.0
Total	**856.4**	**536.4**	**1,044.1**	**516.8**	**517.1**	**856.4**	**517.1**
Interest credited and other policyholder benefits							
Retirement	(576.6)	(278.6)	(759.9)	(214.2)	(216.6)	(576.6)	(216.6)
Annuities	(175.9)	(179.2)	(166.0)	(177.3)	(175.4)	(175.9)	(175.4)
Investment Management	—	—	—	—	—	—	—
Individual Life	(458.8)	(409.4)	(527.5)	(495.8)	(490.6)	(458.8)	(490.6)
Employee Benefits	(293.5)	(282.3)	(252.7)	(260.1)	(255.4)	(293.5)	(255.4)
Total	**(1,504.8)**	**(1,149.5)**	**(1,706.1)**	**(1,147.4)**	**(1,138.0)**	**(1,504.8)**	**(1,138.0)**
Total Ongoing Business	**(648.4)**	**(613.1)**	**(662.0)**	**(630.6)**	**(620.9)**	**(648.4)**	**(620.9)**
Adjustments:							
Interest credited	523.5	528.7	530.1	519.6	515.7	523.5	515.7
Surrender fees and MVA charges	4.8	(0.1)	6.8	7.2	2.3	4.8	2.3
Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking	307.5	305.9	307.1	294.4	306.2	307.5	306.2
Sales inducements amortization and unlocking	9.3	9.1	13.7	9.0	7.2	9.3	7.2
FAS 113 and SOP 03-1 amortization and unlocking	3.8	(2.9)	25.2	15.1	(0.2)	3.8	(0.2)
Credit facility fees	(19.5)	(18.9)	(22.7)	(21.8)	(21.6)	(19.5)	(21.6)
Other	5.5	5.6	(3.4)	4.2	2.4	5.5	2.4
Total	**834.9**	**827.4**	**856.8**	**827.7**	**812.0**	**834.9**	**812.0**
Ongoing net underwriting gain (loss) and other revenue	**186.5**	**214.3**	**194.8**	**197.1**	**191.1**	**186.5**	**191.1**

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Voya Financial
Page 67 of 69

Ongoing Business Sources of Earnings Reconciliation

(in millions USD)	Three Months Ended					Year-to-Date	
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	3/31/2016	3/31/2015
Administrative expenses and trail commissions:							
Operating and interest expense							
Retirement	(225.3)	(217.9)	(210.6)	(221.3)	(219.8)	(225.3)	(219.8)
Annuities	(40.5)	(38.2)	(38.1)	(38.4)	(37.6)	(40.5)	(37.6)
Investment Management	(109.5)	(105.5)	(107.0)	(111.6)	(116.2)	(109.5)	(116.2)
Individual Life	(85.6)	(84.0)	(90.1)	(85.4)	(92.3)	(85.6)	(92.3)
Employee Benefits	(79.7)	(74.3)	(71.2)	(73.3)	(70.3)	(79.7)	(70.3)
Total Ongoing Business	**(540.6)**	**(519.9)**	**(517.0)**	**(530.0)**	**(536.2)**	**(540.6)**	**(536.2)**
Adjustments:							
Credit facility fees	21.3	21.0	24.8	24.1	23.6	21.3	23.6
Other	0.1	1.2	3.0	(0.7)	3.5	0.1	3.5
Total	**21.4**	**22.2**	**27.8**	**23.4**	**27.1**	**21.4**	**27.1**
Ongoing administrative expenses and trail commissions	**(519.2)**	**(497.7)**	**(489.2)**	**(506.7)**	**(509.1)**	**(519.2)**	**(509.1)**
DAC/VOBA and other intangibles amortization and unlocking:							
Net amortization of DAC/VOBA							
Retirement	(32.1)	(28.8)	(86.3)	(29.9)	(39.6)	(32.1)	(39.6)
Annuities	(35.9)	(41.9)	(59.8)	(33.7)	(34.0)	(35.9)	(34.0)
Investment Management	—	—	—	—	—	—	—
Individual Life	(38.5)	(19.1)	(63.3)	(44.0)	(42.5)	(38.5)	(42.5)
Employee Benefits	(5.7)	(3.2)	(8.6)	(5.1)	(4.6)	(5.7)	(4.6)
Total Ongoing Business	**(112.2)**	**(93.0)**	**(218.0)**	**(112.7)**	**(120.7)**	**(112.2)**	**(120.7)**
Adjustments:							
Sales inducements amortization and unlocking	(9.3)	(9.1)	(13.7)	(9.0)	(7.2)	(9.3)	(7.2)
FAS 113 and SOP 03-1 amortization and unlocking	(3.8)	2.9	(25.2)	(15.1)	0.2	(3.8)	0.2
Unearned revenue reserve amortization and unlocking	0.4	(12.1)	15.4	2.6	(0.8)	0.4	(0.8)
Other	—	0.1	3.4	(0.2)	(0.1)	—	(0.1)
Total	**(12.7)**	**(18.2)**	**(20.1)**	**(21.7)**	**(7.9)**	**(12.7)**	**(7.9)**
Ongoing DAC/VOBA and other intangibles amortization and unlocking	**(124.9)**	**(111.2)**	**(238.1)**	**(134.4)**	**(128.6)**	**(124.9)**	**(128.6)**

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Page 68 of 69

Voya Financial
Fixed Maturity Securities - Businesses Exited Through Reinsurance

(in millions USD)	Balances as of 3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Fixed Maturity Securities - Businesses Exited Through Reinsurance					
By Security Sector:					
U.S. Government agencies and authorities	58.6	49.7	82.5	61.9	71.1
U.S. Corporate - Public	1,075.1	1,064.7	1,337.8	1,353.0	1,411.8
Foreign Government / Agency	—	—	—	—	—
Foreign Corporate - Public	166.7	175.9	183.0	192.3	203.6
State, municipalities and political subdivisions	129.5	88.4	105.4	106.5	114.1
Residential mortgaged-backed securities:					
Agency	48.8	28.5	55.6	61.5	68.1
Non - Agency	29.5	73.3	76.6	79.1	88.0
Total Residential mortgage-backed securities	**78.3**	**101.8**	**132.2**	**140.6**	**156.1**
Commercial mortgage-backed securities	126.5	120.0	124.1	69.0	74.6
Other asset-backed securities	43.7	23.9	42.8	93.4	93.2
Total fixed maturities, including securities pledged [(1)]	**1,678.4**	**1,624.4**	**2,007.8**	**2,016.7**	**2,124.5**

Fixed Maturity Securities - Businesses Exited Through Reinsurance By ARO Rating:	Balance as of March 31, 2016 Total	AAA	AA	A	BBB	BB	B & Below
Residential mortgaged-backed securities:							
Agency	48.8	48.8	—	—	—	—	—
Non - Agency	29.5	—	—	0.2	0.1	—	29.2
Total Residential mortgage-backed securities	**78.3**	**48.8**	**—**	**0.2**	**0.1**	**—**	**29.2**
Commercial mortgage-backed securities	126.5	35.4	60.0	21.2	3.6	—	6.3
Other asset-backed securities	43.7	13.3	—	—	—	—	30.4
Total Structured securities	**248.5**	**97.5**	**60.0**	**21.4**	**3.7**	**—**	**65.9**
Non-structured securities	1,429.9	114.0	166.9	698.7	448.0	2.3	—
Total fixed maturities, including securities pledged [(1)]	**1,678.4**	**211.5**	**226.9**	**720.1**	**451.7**	**2.3**	**65.9**

Fixed Maturity Securities - Businesses Exited Through Reinsurance By NAIC Designation:	Balance as of March 31, 2016 Total	1	2	3	4	5	6
Residential mortgaged-backed securities:							
Agency	48.8	48.8	—	—	—	—	—
Non - Agency	29.5	14.9	—	—	—	14.6	—
Total Residential mortgage-backed securities	**78.3**	**63.7**	**—**	**—**	**—**	**14.6**	**—**
Commercial mortgage-backed securities	126.5	126.5	—	—	—	—	—
Other asset-backed securities	43.7	13.3	—	—	—	14.8	15.6
Total Structured securities	**248.5**	**203.5**	**—**	**—**	**—**	**29.4**	**15.6**
Non-structured securities	1,429.9	980.0	447.6	2.3	—	—	—
Total fixed maturities, including securities pledged [(1)]	**1,678.4**	**1,183.5**	**447.6**	**2.3**	**—**	**29.4**	**15.6**

(1) Total investments, after consolidation (refer to the "Portfolio Composition" page), include amounts related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.

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Voya Financial

Ratings

	A.M. Best	Fitch	Standard & Poor's	Moody's
Insurance Financial Strength Ratings				
Voya Retirement Insurance and Annuity Company	A	A	A	A2
Voya Insurance and Annuity Company	A	A	A	A2
Midwestern United Life Insurance Company	A-	NR	A	NR
ReliaStar Life Insurance Company	A	A	A	A2
ReliaStar Life Insurance Company of New York	A	A	A	A2
Security Life of Denver Insurance Company	A	A	A	A2
Credit Ratings				
Voya Financial, Inc.				
Long-Term Issuer Credit	bbb	BBB+	BBB	Baa2
Long-Term Senior Unsecured Debt	bbb	BBB	BBB	Baa2
Junior Subordinated Debt	bb+	BB+	BB+	Baa3 (hyb)
Voya Holdings, Inc.				
Long-Term Issuer Credit	NR	NR	BBB	Baa2

Investor Information

Corporate Offices:

Voya Financial
230 Park Avenue
New York, New York 10169

NYSE Ticker:
VOYA

Media Contact:

Christopher Breslin
212-309-8941
Christopher.Breslin@voya.com

Web Site:
investors.voya.com

Investor Contact:

Darin Arita
212-309-8999
IR@voya.com

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